UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number	811-5689

DWS Multi-Market Income Trust

(Exact Name of Registrant as Specified in Charter)

222 South Riverside Plaza

Chicago, IL 60606

(Address of principal executive offices)             (Zip code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154

(Name and Address of Agent for Service)

Date of fiscal year end:	11/30

Date of reporting period:	11/30/07

ITEM 1.            REPORT TO STOCKHOLDERS

NOVEMBER 30, 2007

Annual Report
to Shareholders

DWS Multi-Market Income Trust

Ticker Symbol: KMM

Contents

click here Performance Summary

click here Portfolio Management Review

click here Portfolio Summary

click here Investment Portfolio

click here Financial Statements

click here Financial Highlights

click here Notes to Financial Statements

click here Report of Independent Registered Public Accounting Firm click here Tax Information

click here Other Information

click here Dividend Reinvestment Plan

click here Investment Management Agreement Approval

click here Trustees and Officers

click here Additional Information

Investments in funds involve risk. Yields and market value will fluctuate. Investing in emerging markets presents certain unique risks not associated with domestic investments, such as currency fluctuation, political and economic changes and market risks. Additionally, the fund invests in lower-quality and non-rated securities, which present greater risk of loss of principal and interest than higher-quality securities. Bond investments are subject to interest-rate risk such that when interest rates rise, the prices of the bonds, and thus the value of the bond investment, can decline and the investor can lose principal value. Leverage results in additional risks and can magnify the effect of any losses. All of these factors may result in greater share price volatility. Closed-end funds, unlike open-end funds, are not continuously offered. There is an initial public offering and once issued, shares of closed-end funds are sold in the open market through a stock exchange. Shares of closed-end funds frequently trade at a discount to net asset value. The price of the fund's shares is determined by a number of factors, several of which are beyond the control of the fund. Therefore, the fund cannot predict whether its shares will trade at, below or above net asset value.

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary November 30, 2007

Performance is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when sold, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please visit www.cef.dws-scudder.com for the Fund's most recent month-end performance.

Fund specific data and performance are provided for informational purposes only and are not intended for trading purposes.

Returns and rankings based on net asset value during all periods shown reflect fee reductions. Without these fee reductions, returns and rankings would have been lower.

Average Annual Total Returns as of 11/30/07
DWS Multi-Market Income Trust	1-Year	3-Year	5-Year	10-Year
Based on Net Asset Value(a)	3.12%	8.54%	14.19%	8.66%
Based on Market Price(a)	-14.74%	5.68%	11.86%	7.47%
Credit Suisse High Yield Index(b)	3.81%	6.02%	11.22%	6.19%
Lipper Closed-End General Bond Funds Category(c)	3.38%	5.17%	9.04%	6.20%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

(a) Total return based on net asset value reflects changes in the Fund's net asset value during each period. Total return based on market price reflects changes in market value. Each figure assumes that dividend and capital gain distributions, if any, were reinvested. These figures will differ depending upon the level of any discount from or premium to NAV at which the Fund's shares traded during the period.
(b) The Credit Suisse High Yield Index is an unmanaged, unleveraged, trader-priced portfolio constructed to mirror the global high-yield debt market. Index returns, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
(c) Lipper's Closed-End General Bond Funds Category represents funds that have no quality or maturity restrictions, can use leverage and tend to invest in lower-grade debt issues. Lipper figures represent the average of the total returns based on net asset value reported by all of the closed-end funds designated by Lipper Inc. as falling into the Closed-End General Bond Funds Category. Category returns assume reinvestment of all distributions. It is not possible to invest directly into a Lipper category.
Net Asset Value and Market Price
	As of 11/30/07	As of 11/30/06
Net Asset Value	$ 9.61	$ 10.09
Market Price	$ 8.45	$ 10.73

Prices and net asset value fluctuate and are not guaranteed.

Distribution Information
Twelve Months as of 11/30/07: Income Dividends	$ .78
November Income Dividend	$ .065
Current Annualized Distribution Rate (based on Net Asset Value) as of 11/30/07+	8.12%
Current Annualized Distribution Rate (based on Market Price) as of 11/30/07+	9.23%
+ Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value/market price on November 30, 2007. Distribution rate simply measures the level of dividends and is not a complete measure of performance. Distribution rates are historical, not guaranteed, and will fluctuate.
Lipper Rankings — Closed-End General Bond Funds Category as of 11/30/07
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	7	of	11	59
3-Year	1	of	10	10
5-Year	1	of	10	10
10-Year	2	of	8	23

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on net asset value total return with distributions reinvested.

Portfolio Management Review

DWS Multi-Market Income Trust: A Team Approach to Investing

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for DWS Multi-Market Income Trust. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to institutional and retail clients.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Portfolio Management Team

Gary Sullivan, CFA

Managing Director of Deutsche Asset Management and Portfolio Manager of the fund.

Joined Deutsche Asset Management in 1996 and the fund in 2006. Served as the head of the High Yield group in Europe and as an Emerging Markets portfolio manager.

Prior to that, four years at Citicorp as a research analyst and structurer of collateralized mortgage obligations. Prior to Citicorp, served as an officer in the US Army from 1988 to 1991.

BS, United States Military Academy (West Point); MBA, New York University, Stern School of Business.

In the following interview, Portfolio Manager Gary Sullivan discusses market conditions and DWS Multi-Market Income Trust's investment strategy during the annual period ended November 30, 2007.

The views expressed in the following discussion reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results.

Q: How did the bond market perform during the 12-month reporting period?

A: The past year can be divided into two distinct periods — the first covering the interval from the beginning of December through the end of June; the second consisting of July through November. The first phase was characterized by continued strength in the global economy, rate increases from central banks worldwide, and a strong appetite for risk among investors. This backdrop supported substantial outperformance for high-yield bonds and emerging-markets debt relative to the sovereign bonds of the developed nations.

This environment changed rapidly during the summer, setting the stage for an entirely different set of results within the bond market. The catalyst for this shift was US housing market weakness and the rapid rise in defaults in the subprime segment of the US mortgage market. Investors repriced the risk in securities tied to subprime mortgages, causing the value of these investments to collapse. This development, in turn, caused risk aversion to soar and prompted investors to hoard cash. The resulting credit crunch sparked a "flight to quality" in which investors sold higher-risk securities — such as high-yield and emerging-markets debt — and moved their money into government bonds, reversing the performance trends that characterized the first seven months of the reporting period.

These events prompted aggressive action from global central banks, which injected additional liquidity into the financial system in order to restore confidence. Most prominent among the central bank moves was the US Federal Reserve Board's (the Fed's) decision to cut its discount rate — the interest rate the Fed charges member banks for loans when they borrow directly from the Fed — by a full percentage point, along with its reduction of the benchmark federal funds rate (the overnight rate charged by banks when they borrow money from each other) by three-quarters of a point over two separate meetings in September and October. Investors quickly regained confidence as a result, leading to a rally in high-yield and emerging-market debt and reversing the flight to quality that occurred in the summer. While the higher-risk segments of the bond market recovered a great deal of lost ground in this rebound, a revival of the subprime issues and recession fears led both asset classes to weaken during November.

Q: How did the fund perform over the annual period?

A: The fund provided a total return of 3.12% based on net asset value (NAV). In comparison, the funds in its Lipper peer group, Closed-End General Bond Funds, produced an average return of 3.38%.1 The fund's benchmark, the Credit Suisse High Yield Index, returned 3.81%.2 Although the fund underperformed its peers over the one-year period ended November 30, 2007, its relative performance remained strong over the three-, five- and ten-year periods. The November 30, 2007 NAV was $9.61, compared with $10.09 twelve months ago. (Performance is calculated based on the reinvestment of dividends. Past performance is no guarantee of future results. Please see pages 4 and 5 for more complete performance information.)

1 The Lipper Closed End General Bond Funds category consists of funds that have no quality or maturity restrictions, can use leverage and tend to invest in lower-grade debt issues. Lipper figures represent the average of the total returns based on net asset value reported by all of the closed-end funds designated by Lipper Inc. as falling into the Closed-End General Bond Funds Category. Category returns assume reinvestment of all distributions. It is not possible to invest directly into a Lipper category. The fund ranked 7, 1, 1 and 2 for the 1-, 3- , 5- and 10-year periods as of November 30, 2007. There were 11, 10, 10 and 8 funds, respectively, in Lipper's Closed End General Bond Funds category.
2 The Credit Suisse High Yield Index is an unmanaged, unleveraged, trader-priced portfolio constructed to mirror the global high-yield debt market. Index returns, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

The fund's return based on the market price of shares quoted on the New York Stock Exchange was -14.74% for the annual period. (Performance is calculated based on the reinvestment of dividends. Past performance is no guarantee of future results.) The fund's shares closed the period at $8.45 compared with $10.73 twelve months ago. The market price discount of the shares, as a percentage of NAV, was approximately 12% on November 30, 2007.

During the period, the fund completed a rights offering. Shareholders were issued one non-transferable right for each share owned. The rights entitled the shareholders to purchase one new common share for every three rights held at the subscription price of $10.31. The purpose of the offer was to increase the assets of the fund available for investment, thereby allowing the fund to more fully take advantage of available investment opportunities consistent with the fund's investment objective. Net proceeds were approximately $37 million after deduction of expenses.

The fund maintained a leveraged position throughout the period. At the close of the period, the portfolio was approximately 7.90% leveraged, meaning that the fund borrowed against approximately $20 million of fund assets. In employing leverage, the fund uses a secured loan to raise money in the commercial paper market at short-term interest rates, then invests the proceeds in longer-term securities. We will continue to closely evaluate the fund's use of leverage.

Q: Please discuss the fund's performance and positioning in high yield.

A: The fund was overweight in high-yield bonds through the first half of the period, and this was a positive for returns given the outperformance of the asset class.3 During the spring, we opted to reduce the fund's weighting in high yield to neutral given that yield spreads had moved to historically low levels.4 Given the subsequent downturn in the sector, this move proved well timed. As of the close of the reporting period, 54% of the portfolio was invested in high-yield bonds.

3 "Overweight" means the fund holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the fund holds a lower weighting.
4 The yield spread is the difference in yield between emerging-markets bonds and Treasuries, the latter of which is seen to be free of credit risk. Narrow spreads are a sign of positive performance, wider spreads indicate negative performance.

Individual security selection was the primary driver of returns in this portion of the fund. A notable contribution to performance came from an underweight in housing and real estate development issues, an area of the market that underperformed. Specific contributors in this sector included our decisions to underweight Realogy Corp. and hold no exposure in Technical Olympic USA. Also aiding performance was the fund's overweight position in the integrated natural gas company Williams Companies, which received upgrades from the major ratings agencies, as well as lack of exposure to Delphi Corp., which lagged the benchmark. Telenet, a cable operator based in the Netherlands, added to returns due to the company's decision to make a tender offer — at a premium — for its outstanding debt.

Other top contributors included Resorts International Ltd.; Dex Media, whose bonds were called at a premium; the cable company IESY; the aluminum rolled products producer Novelis Inc., whose bonds we sold at a gain after the company was purchased by the Indian metals concern Hindalco; and Kansas City Southern Railroad, which is experiencing business and revenue growth with its strategic cross-border and intra-Mexico routes.

A key detractor included an overweight in homebuilder K. Hovanian Enterprises, Inc., whose bonds lost ground amid concerns about the US housing market. In addition, the fund was hurt by its lack of exposure to Calpine, which outperformed, as well as its overweight position in the bonds of the gaming company Tropicana Entertainment LLC.

Q: How is the fund positioned in the emerging markets?

A: The fund remains overweight in emerging-markets bonds, where we believe fundamentals remain strong. This overweight added value over the majority of the period, but it detracted from returns during the July-August downturn. While further bouts of volatility related to credit concerns in developed markets cannot be ruled out, we continue to believe that a moderate slowdown in the US economy should have a limited impact on the emerging markets. The reason for this is that the global economy continues to decouple from the United States due largely to the continued vibrant growth in China. As of the end of the annual period, the fund held no positions in some of the more volatile countries in the asset class — such as Lebanon, Iraq and Pakistan — in favor of more stable credits. We continue to have a positive outlook on Brazil and hold a large overweight position in that country. Overall, 40% of the portfolio was invested in emerging-markets bonds as of November 30, 2007.

Q: What is your broad view of emerging-market and high-yield debt as we move into 2008?

A: Looking first at high yield, we believe the recent sell-off in the asset class, despite its dramatic nature, was largely technical in nature. Fundamentals remain positive, with low default rates, strong cash flows for high-yield issuers and solid global growth. As of November 30, 2007, Moody's 12-month rolling default rate was well below its historical average and lower than its 1.82% level of one year ago — and we do not expect a meaningful increase in defaults until late 2008 or possibly 2009.5 Another positive for the asset class is the Fed's most recent interest rate cuts. The recent market volatility also should force long-overdue improvements in deal structures, such as the addition of better covenant protection.6 Finally, we see high-yield bonds as being more fairly valued, and possibly undervalued, following the increase in yield spreads.

5 Source: Moody's Investors Service, Inc.
6 A covenant is a promise in a formal debt agreement that certain activities will or will not be carried out by the borrower (in this case, the bond issuer). The purpose of a covenant is to give the lender (the bond investor) more security. Stronger covenant protection implies a higher level of security in the contract.

Despite these positive factors, we remain cautious in our approach given the size of the upcoming new issue calendar — which can negatively affect prices by increasing supply — and the increased volatility in equities. As a result, we anticipate a more risk-conscious environment in which the avoidance of downside in specific issues should prove critical to outperformance. We believe a bottom-up, research-driven strategy will prove essential to navigating this uncertain backdrop.

Turning to the emerging markets, we believe the robust outlook for global growth should keep commodity prices buoyant, supporting the trade balances of the commodity-exporting countries. Yield spreads have come down significantly in recent years, but we believe this has been justified by fundamentals. With this as a backdrop, we believe the asset class will be able to overcome short-term volatility to outperform on a longer-term basis.

Overall, we will continue to monitor the global economy as well as the relative value provided by emerging-market and high-yield issuers.

Portfolio Summary

Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	11/30/07	11/30/06

Corporate Bonds	52%	51%
Government & Agency Obligations	39%	41%
Cash Equivalents	4%	8%
Senior Loans	3%	—
Sovereign Loans	2%	—
	100%	100%
Bond Diversification (Excludes Cash Equivalents and Securities Lending Collateral)	11/30/07	11/30/06

Emerging Market Sovereign Bonds	40%	44%
Consumer Discretionary	13%	14%
Financials	10%	7%
Industrials	7%	5%
Energy	6%	8%
Materials	6%	7%
Telecommunication Services	6%	4%
Utilities	5%	6%
Health Care	3%	1%
Information Technology	2%	2%
Consumer Staples	2%	2%
	100%	100%
Quality (Excludes Cash Equivalents and Securities Lending Collateral)	11/30/07	11/30/06

US Government and Agency	1%	1%
A	1%	3%
BBB	2%	9%
BB	37%	28%
B	40%	39%
Below B	14%	11%
Not Rated	5%	9%
	100%	100%

Asset allocation, bond diversification and quality are subject to change.

The quality ratings represent the lower of Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") credit ratings. The ratings of Moody's and S&P represent their opinions as to the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality. The Fund's credit quality does not remove market risk.

Interest Rate Sensitivity	11/30/07	11/30/06

Average Maturity	9.3 years	10.6 years
Duration	5.3 years	6.5 years

Interest rate sensitivity is subject to change. Duration shown does not account for the leverage position of the Fund.

For more complete details about the Fund's investment portfolio, see page 15. A quarterly Fact Sheet is available upon request. Please see the Additional Information section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of November 30, 2007

	Principal Amount ($)(a)	Value ($)

Corporate Bonds 56.6%
Consumer Discretionary 13.1%
AAC Group Holding Corp., 14.75%, 10/1/2012 (PIK)	196,115	184,348
Affinia Group, Inc., 9.0%, 11/30/2014	420,000	373,800
AMC Entertainment, Inc., 8.0%, 3/1/2014	625,000	592,187
American Achievement Corp., 8.25%, 4/1/2012	110,000	107,250
American Media Operations, Inc., Series B, 10.25%, 5/1/2009 (b)	165,000	146,850
Asbury Automotive Group, Inc.:
7.625%, 3/15/2017	255,000	230,775
8.0%, 3/15/2014	165,000	158,400
Ashtead Holdings PLC, 144A, 8.625%, 8/1/2015 (b)	180,000	156,600
Burlington Coat Factory Warehouse Corp., 11.125%, 4/15/2014	250,000	221,250
Cablevision Systems Corp., Series B, 9.644%**, 4/1/2009	115,000	116,725
Caesars Entertainment, Inc., 8.875%, 9/15/2008	240,000	244,800
CanWest MediaWorks LP, 144A, 9.25%, 8/1/2015 (b)	205,000	199,362
Carrols Corp., 9.0%, 1/15/2013	120,000	110,700
Charter Communications Holdings LLC:
Series B, 10.25%, 9/15/2010	420,000	413,700
10.25%, 9/15/2010	1,180,000	1,165,250
11.0%, 10/1/2015 (b)	1,246,000	1,084,020
Cirsa Capital Luxembourg, 144A, 7.875%, 7/15/2012 EUR	150,000	199,693
Cooper-Standard Automotive, Inc., 8.375%, 12/15/2014 (b)	165,000	136,950
CSC Holdings, Inc.:
7.25%, 7/15/2008	190,000	190,475
7.875%, 12/15/2007	555,000	555,000
Series B, 8.125%, 7/15/2009	985,000	994,850
Series B, 8.125%, 8/15/2009	440,000	444,400
Denny's Corp. Holdings, Inc., 10.0%, 10/1/2012	80,000	79,200
Dollar General Corp., 144A, 10.625%, 7/15/2015 (b)	245,000	222,950
Dollarama Group LP, 144A, 11.16%**, 8/15/2012	166,000	164,340
EchoStar DBS Corp.:
6.625%, 10/1/2014	355,000	359,437
7.125%, 2/1/2016	275,000	286,344
Fontainebleau Las Vegas Holdings LLC, 144A, 10.25%, 6/15/2015	350,000	309,750
Foot Locker, Inc., 8.5%, 1/15/2022	70,000	64,663
French Lick Resorts & Casinos LLC, 144A, 10.75%, 4/15/2014	750,000	540,000
General Motors Corp.:
7.2%, 1/15/2011	795,000	739,350
7.4%, 9/1/2025	225,000	167,063
8.375%, 7/15/2033	550,000	456,500
Goodyear Tire & Rubber Co., 11.25%, 3/1/2011	1,815,000	1,932,975
Great Canadian Gaming Corp., 144A, 7.25%, 2/15/2015	220,000	215,600
Group 1 Automotive, Inc., 8.25%, 8/15/2013 (b)	125,000	123,125
Hanesbrands, Inc., Series B, 8.784%**, 12/15/2014	370,000	364,450
Hertz Corp.:
8.875%, 1/1/2014	595,000	595,000
10.5%, 1/1/2016 (b)	135,000	139,725
Idearc, Inc., 8.0%, 11/15/2016	1,235,000	1,154,725
Indianapolis Downs LLC, 144A, 11.0%, 11/1/2012	160,000	156,000
ION Media Networks, Inc., 144A, 11.493%**, 1/15/2013	195,000	193,538
Isle of Capri Casinos, Inc., 7.0%, 3/1/2014	370,000	316,350
Jacobs Entertainment, Inc., 9.75%, 6/15/2014	395,000	387,100
Jarden Corp., 7.5%, 5/1/2017	210,000	189,000
Kabel Deutschland GmbH, 10.625%, 7/1/2014	170,000	177,650
Lamar Media Corp., 144A, 6.625%, 8/15/2015	160,000	152,000
Liberty Media LLC:
5.7%, 5/15/2013 (b)	35,000	32,900
8.25%, 2/1/2030	320,000	305,656
8.5%, 7/15/2029 (b)	420,000	411,492
Majestic Star Casino LLC, 9.5%, 10/15/2010	40,000	38,500
Mediacom Broadband LLC, 8.5%, 10/15/2015	25,000	22,250
MediMedia USA, Inc., 144A, 11.375%, 11/15/2014	110,000	113,300
Metaldyne Corp.:
10.0%, 11/1/2013	165,000	139,425
11.0%, 6/15/2012 (b)	75,000	50,625
MGM MIRAGE:
6.0%, 10/1/2009	185,000	183,150
6.75%, 9/1/2012	105,000	101,719
8.375%, 2/1/2011 (b)	225,000	230,062
Michaels Stores, Inc., 10.0%, 11/1/2014	170,000	167,450
MTR Gaming Group, Inc., Series B, 9.75%, 4/1/2010	345,000	345,000
Norcraft Holdings/Capital, Step-up Coupon, 0% to 9/1/2008, 9.75% to 9/1/2012	680,000	612,000
OSI Restaurant Partners, Inc., 144A, 10.0%, 6/15/2015	290,000	231,275
Penske Automotive Group, Inc., 7.75%, 12/15/2016	620,000	589,000
Pinnacle Entertainment, Inc., 8.75%, 10/1/2013 (b)	260,000	265,200
Quebecor Media, Inc., 144A, 7.75%, 3/15/2016	160,000	149,200
Quebecor World, Inc., 144A, 9.75%, 1/15/2015	205,000	162,975
Quiksilver, Inc., 6.875%, 4/15/2015	320,000	284,000
Reader's Digest Association, Inc., 144A, 9.0%, 2/15/2017	160,000	131,200
Sabre Holdings Corp., 8.35%, 3/15/2016	225,000	196,875
Seminole Hard Rock Entertainment, Inc., 144A, 8.194%**, 3/15/2014	290,000	278,400
Shingle Springs Tribal Gaming Authority, 144A, 9.375%, 6/15/2015	210,000	205,800
Simmons Co.:
Step-up Coupon, 0% to 12/15/2009, 10.0% to 12/15/2014	820,000	647,800
7.875%, 1/15/2014	165,000	154,275
Sinclair Television Group, Inc., 8.0%, 3/15/2012 (b)	111,000	113,220
Sirius Satellite Radio, Inc., 9.625%, 8/1/2013	375,000	362,812
Six Flags, Inc., 9.75%, 4/15/2013	120,000	87,600
Sonic Automotive, Inc., Series B, 8.625%, 8/15/2013	250,000	247,187
Station Casinos, Inc., 6.5%, 2/1/2014	500,000	405,000
Toys "R" Us, Inc., 7.375%, 10/15/2018	565,000	432,225
Travelport LLC:
9.875%, 9/1/2014	105,000	106,050
10.205%**, 9/1/2014	185,000	181,300
11.875%, 9/1/2016 (b)	105,000	111,300
Trump Entertainment Resorts, Inc., 8.5%, 6/1/2015 (b)	460,000	364,550
United Components, Inc., 9.375%, 6/15/2013	45,000	44,325
Unity Media GmbH, 144A, 10.375%, 2/15/2015	165,000	166,650
Univision Communications, Inc., 144A, 9.75%, 3/15/2015 (PIK)	945,000	878,850
UPC Holding BV:
144A, 7.75%, 1/15/2014 EUR	235,000	323,166
144A, 8.0%, 11/1/2016 EUR	120,000	165,021
Vitro SAB de CV:
8.625%, 2/1/2012	165,000	153,450
9.125%, 2/1/2017	325,000	303,062
Series A, 11.75%, 11/1/2013 (b)	80,000	82,800
Wheeling Island Gaming, Inc., 10.125%, 12/15/2009	1,300,000	1,300,000
XM Satellite Radio, Inc., 9.75%, 5/1/2014	490,000	490,000
Young Broadcasting, Inc., 8.75%, 1/15/2014	1,005,000	733,650
		30,615,967
Consumer Staples 1.9%
Alliance One International, Inc., 8.5%, 5/15/2012	125,000	121,250
Del Laboratories, Inc., 8.0%, 2/1/2012	205,000	203,463
Delhaize America, Inc.:
8.05%, 4/15/2027	65,000	71,015
9.0%, 4/15/2031	550,000	653,442
General Nutrition Centers, Inc., 10.009%**, 3/15/2014 (PIK)	240,000	228,000
Harry & David Holdings, Inc., 10.621%**, 3/1/2012 (b)	195,000	185,250
North Atlantic Trading Co., 144A, 10.0%, 3/1/2012	975,000	916,500
Pierre Foods, Inc., 9.875%, 7/15/2012	140,000	102,200
Pilgrim's Pride Corp., 7.625%, 5/1/2015	105,000	102,900
Rite Aid Corp., 7.5%, 3/1/2017	355,000	319,500
Smithfield Foods, Inc., 7.75%, 7/1/2017 (b)	290,000	281,300
Tereos Europe SA, 144A, 6.375%, 4/15/2014 EUR	80,000	101,821
Viskase Companies, Inc., 11.5%, 6/15/2011	1,015,000	1,015,000
		4,301,641
Energy 5.2%
Belden & Blake Corp., 8.75%, 7/15/2012	910,000	919,100
Chaparral Energy, Inc., 8.5%, 12/1/2015	290,000	256,650
Chesapeake Energy Corp.:
6.25%, 1/15/2018	160,000	150,800
6.875%, 1/15/2016	850,000	835,125
7.75%, 1/15/2015 (b)	90,000	91,800
Cimarex Energy Co., 7.125%, 5/1/2017	180,000	176,400
Delta Petroleum Corp., 7.0%, 4/1/2015	550,000	462,000
Dynegy Holdings, Inc.:
6.875%, 4/1/2011 (b)	75,000	72,000
8.375%, 5/1/2016	455,000	437,369
Energy Partners Ltd., 9.75%, 4/15/2014	200,000	191,000
Frontier Oil Corp., 6.625%, 10/1/2011	150,000	148,875
GAZ Capital (Gazprom), 144A, 6.51%, 3/7/2022	1,285,000	1,233,343
Mariner Energy, Inc.:
7.5%, 4/15/2013	170,000	161,500
8.0%, 5/15/2017	140,000	132,300
OPTI Canada, Inc.:
144A, 7.875%, 12/15/2014	315,000	307,125
144A, 8.25%, 12/15/2014	250,000	246,250
Petrobras International Finance Co., 5.875%, 3/1/2018	470,000	480,575
Petronas Capital Ltd., Series REG S, 7.875%, 5/22/2022	620,000	785,809
Plains Exploration & Production Co., 7.0%, 3/15/2017	105,000	99,750
Quicksilver Resources, Inc., 7.125%, 4/1/2016	160,000	154,400
Sabine Pass LNG LP:
7.25%, 11/30/2013	100,000	96,250
7.5%, 11/30/2016	685,000	647,325
Stone Energy Corp., 6.75%, 12/15/2014	605,000	559,625
Tennessee Gas Pipeline Co., 7.625%, 4/1/2037	180,000	199,777
Tesoro Corp., 6.5%, 6/1/2017	325,000	320,938
VeraSun Energy Corp., 144A, 9.375%, 6/1/2017 (b)	170,000	139,400
Whiting Petroleum Corp.:
7.0%, 2/1/2014	250,000	242,500
7.25%, 5/1/2012	355,000	347,900
7.25%, 5/1/2013	85,000	82,875
Williams Companies, Inc.:
8.125%, 3/15/2012	755,000	822,950
8.75%, 3/15/2032	1,020,000	1,231,650
Williams Partners LP, 7.25%, 2/1/2017	175,000	179,375
		12,212,736
Financials 8.2%
Algoma Acquisition Corp., 144A, 9.875%, 6/15/2015	640,000	512,000
Ashton Woods USA LLC, 9.5%, 10/1/2015	625,000	437,500
Buffalo Thunder Development Authority, 144A, 9.375%, 12/15/2014	125,000	112,500
CEVA Group PLC, 144A, 8.5%, 12/1/2014 EUR	170,000	211,396
Conproca SA de CV, Series REG S, 12.0%, 6/16/2010	1,030,000	1,135,575
E*TRADE Financial Corp.:
7.375%, 9/15/2013	395,000	293,288
7.875%, 12/1/2015	615,000	445,875
8.0%, 6/15/2011	1,300,000	994,500
Ford Motor Credit Co., LLC:
7.25%, 10/25/2011	1,635,000	1,475,998
7.375%, 10/28/2009	2,760,000	2,613,165
7.875%, 6/15/2010	805,000	747,197
7.993%**, 1/13/2012	165,000	143,772
GMAC LLC:
6.875%, 9/15/2011	3,000,000	2,621,106
8.0%, 11/1/2031	480,000	407,262
Hawker Beechcraft Acquisition Co., LLC:
144A, 8.5%, 4/1/2015	405,000	407,025
144A, 8.875%, 4/1/2015 (PIK)	335,000	330,812
144A, 9.75%, 4/1/2017	310,000	313,100
Hexion US Finance Corp., 9.75%, 11/15/2014	245,000	263,375
Hub International Holdings, Inc., 144A, 9.0%, 12/15/2014	165,000	148,500
Inmarsat Finance II PLC, Step-up Coupon, 0% to 11/15/2008, 10.375% to 11/15/2012	200,000	192,500
iPayment, Inc., 9.75%, 5/15/2014	225,000	214,875
KAR Holdings, Inc.:
144A, 8.75%, 5/1/2014 (b)	195,000	180,375
144A, 10.0%, 5/1/2015	165,000	149,738
Local TV Finance LLC, 144A, 9.25%, 6/15/2015 (PIK)	200,000	189,500
New ASAT (Finance) Ltd., 9.25%, 2/1/2011	200,000	154,000
Nuveen Investments, Inc., 144A, 10.5%, 11/15/2015	405,000	399,937
Petroplus Finance Ltd.:
144A, 6.75%, 5/1/2014	190,000	176,700
144A, 7.0%, 5/1/2017	175,000	161,000
Pinnacle Foods Finance LLC, 144A, 9.25%, 4/1/2015	185,000	167,425
Realogy Corp., 144A, 12.375%, 4/15/2015 (b)	160,000	104,800
Residential Capital LLC:
6.125%, 11/21/2008	400,000	312,000
6.224%**, 6/9/2008	85,000	71,400
7.782%**, 11/21/2008	620,000	486,700
Triad Acquisition Corp., Series B, 11.125%, 5/1/2013 (b)	140,000	115,500
Tropicana Entertainment LLC, 9.625%, 12/15/2014 (b)	1,070,000	743,650
U.S.I. Holdings Corp.:
144A, 8.744%**, 11/15/2014	105,000	93,975
144A, 9.75%, 5/15/2015	140,000	116,900
UCI Holdco, Inc., 144A, 12.694%**, 12/15/2013 (PIK)	234,848	228,977
Universal City Development Partners, 11.75%, 4/1/2010	840,000	869,400
Yankee Acquisition Corp.:
Series B, 8.5%, 2/15/2015	165,000	152,625
Series B, 9.75%, 2/15/2017 (b)	125,000	115,313
		19,011,236
Health Care 2.6%
Advanced Medical Optics, Inc., 7.5%, 5/1/2017	325,000	295,750
Bausch & Lomb, Inc., 144A, 9.875%, 11/1/2015	290,000	293,625
Boston Scientific Corp., 6.0%, 6/15/2011	200,000	194,000
Community Health Systems, Inc., 8.875%, 7/15/2015	1,550,000	1,565,500
HCA, Inc.:
9.125%, 11/15/2014	325,000	332,313
9.25%, 11/15/2016	725,000	750,375
9.625%, 11/15/2016 (PIK)	340,000	353,600
HEALTHSOUTH Corp., 10.75%, 6/15/2016	275,000	283,250
IASIS Healthcare LLC, 8.75%, 6/15/2014	170,000	164,900
Psychiatric Solutions, Inc., 7.75%, 7/15/2015	205,000	199,875
Sun Healthcare Group, Inc., 9.125%, 4/15/2015	175,000	175,438
Surgical Care Affiliates, Inc., 144A, 8.875%, 7/15/2015 (PIK)	245,000	224,175
The Cooper Companies, Inc., 7.125%, 2/15/2015	360,000	349,200
Universal Hospital Services, Inc., 144A, 8.5%, 6/1/2015 (PIK)	145,000	145,000
Vanguard Health Holding Co. I, LLC, Step-up Coupon, 0% to 10/1/2009, 11.25% to 10/1/2015	275,000	202,125
Vanguard Health Holding Co. II, LLC, 9.0%, 10/1/2014	635,000	601,662
		6,130,788
Industrials 6.6%
Actuant Corp., 144A, 6.875%, 6/15/2017	170,000	165,750
Aleris International, Inc., 9.0%, 12/15/2014 (PIK)	290,000	249,400
Allied Security Escrow Corp., 11.375%, 7/15/2011	290,000	275,500
American Color Graphics, Inc., 10.0%, 6/15/2010	370,000	214,600
American Color Graphics, Inc., Promissory Note due 3/15/2008 (g)	22,200	12,876
American Railcar Industries, Inc., 7.5%, 3/1/2014	230,000	218,500
ARAMARK Corp.:
8.411%**, 2/1/2015	290,000	281,300
8.5%, 2/1/2015 (b)	370,000	371,387
Baldor Electric Co., 8.625%, 2/15/2017	205,000	210,125
Belden, Inc., 7.0%, 3/15/2017	185,000	181,763
Bombardier, Inc.:
144A, 6.3%, 5/1/2014	195,000	191,100
144A, 6.75%, 5/1/2012	100,000	100,750
144A, 8.0%, 11/15/2014	120,000	124,200
Bristow Group, Inc., 144A, 7.5%, 9/15/2017	250,000	250,938
Browning-Ferris Industries, Inc., 7.4%, 9/15/2035	555,000	510,600
Building Materials Corp. of America, 7.75%, 8/1/2014	290,000	226,200
Cenveo Corp., 7.875%, 12/1/2013	520,000	462,800
Congoleum Corp., 8.625%, 8/1/2008*	395,000	337,725
DRS Technologies, Inc.:
6.625%, 2/1/2016	95,000	93,575
6.875%, 11/1/2013	580,000	572,750
7.625%, 2/1/2018	705,000	717,337
Education Management LLC, 8.75%, 6/1/2014	200,000	200,000
Esco Corp.:
144A, 8.625%, 12/15/2013	530,000	532,650
144A, 9.569%**, 12/15/2013	275,000	272,250
General Cable Corp.:
7.125%, 4/1/2017 (b)	190,000	187,150
7.606%**, 4/1/2015	290,000	279,850
Great Lakes Dredge & Dock Co., 7.75%, 12/15/2013	160,000	149,000
Harland Clarke Holdings Corp., 9.5%, 5/15/2015	200,000	172,000
Iron Mountain, Inc., 8.75%, 7/15/2018 (b)	160,000	167,200
K. Hovnanian Enterprises, Inc.:
6.25%, 1/15/2016	720,000	500,400
8.875%, 4/1/2012	790,000	458,200
Kansas City Southern de Mexico SA de CV:
144A, 7.375%, 6/1/2014	560,000	551,600
7.625%, 12/1/2013	460,000	461,150
9.375%, 5/1/2012	435,000	458,925
Kansas City Southern Railway Co.:
7.5%, 6/15/2009	135,000	135,675
9.5%, 10/1/2008	1,165,000	1,191,212
Mobile Services Group, Inc., 144A, 9.75%, 8/1/2014	320,000	291,200
Navios Maritime Holdings, Inc., 9.5%, 12/15/2014	275,000	282,562
Panolam Industries International, Inc., 10.75%, 10/1/2013	105,000	96,600
R.H. Donnelley Corp., 144A, 8.875%, 10/15/2017	760,000	716,300
Rainbow National Services LLC, 144A, 10.375%, 9/1/2014	45,000	48,600
RBS Global & Rexnord Corp., 9.5%, 8/1/2014	185,000	183,150
Saint Acquisition Corp., 144A, 12.5%, 5/15/2017 (b)	145,000	76,850
Ship Finance International Ltd., 8.5%, 12/15/2013	195,000	198,169
Tenneco, Inc., 144A, 8.125%, 11/15/2015	125,000	124,688
Titan International, Inc., 8.0%, 1/15/2012	685,000	685,000
TransDigm, Inc., 7.75%, 7/15/2014	125,000	126,250
U.S. Concrete, Inc., 8.375%, 4/1/2014 (b)	235,000	210,325
United Rentals North America, Inc.:
6.5%, 2/15/2012	125,000	119,063
7.0%, 2/15/2014	580,000	516,200
Xerox Capital Trust I, 8.0%, 2/1/2027	120,000	119,886
		15,281,281
Information Technology 1.8%
Alion Science & Technology Corp., 10.25%, 2/1/2015	165,000	148,706
First Data Corp., 144A, 9.875%, 9/24/2015	250,000	232,500
Freescale Semiconductor, Inc., 8.875%, 12/15/2014	200,000	182,750
L-3 Communications Corp.:
5.875%, 1/15/2015	690,000	662,400
Series B, 6.375%, 10/15/2015	315,000	311,850
Lucent Technologies, Inc., 6.45%, 3/15/2029	885,000	712,425
MasTec, Inc., 7.625%, 2/1/2017	250,000	242,500
Sanmina-SCI Corp.:
8.125%, 3/1/2016	125,000	110,625
144A, 8.444%**, 6/15/2010	105,000	105,000
Seagate Technology HDD Holdings, 6.8%, 10/1/2016	390,000	384,150
SunGard Data Systems, Inc., 10.25%, 8/15/2015	535,000	551,050
Unisys Corp., 7.875%, 4/1/2008	425,000	423,938
Vangent, Inc., 9.625%, 2/15/2015	160,000	138,400
		4,206,294
Materials 6.3%
Appleton Papers, Inc., Series B, 8.125%, 6/15/2011 (b)	105,000	102,900
ARCO Chemical Co., 9.8%, 2/1/2020	1,685,000	1,668,150
Associated Materials, Inc., Step-up Coupon, 0% to 3/1/2009, 11.25% to 3/1/2014	410,000	266,500
Cascades, Inc., 7.25%, 2/15/2013	614,000	577,160
Chemtura Corp., 6.875%, 6/1/2016	355,000	326,600
Clondalkin Acquisition BV, 144A, 7.694%**, 12/15/2013	290,000	274,050
CPG International I, Inc.:
10.5%, 7/1/2013	505,000	484,800
12.13%**, 7/1/2012	120,000	117,000
Equistar Chemical LP, 10.625%, 5/1/2011	231,000	241,395
Exopack Holding Corp., 11.25%, 2/1/2014	685,000	674,725
Freeport-McMoRan Copper & Gold, Inc., 8.375%, 4/1/2017	325,000	351,000
GEO Specialty Chemicals, Inc., 144A, 13.728%**, 12/31/2009 (c)	1,004,000	753,000
Georgia-Pacific Corp., 144A, 7.125%, 1/15/2017	145,000	138,838
Gibraltar Industries, Inc., Series B, 8.0%, 12/1/2015	205,000	186,550
Hexcel Corp., 6.75%, 2/1/2015	855,000	837,900
Huntsman LLC, 11.625%, 10/15/2010	855,000	906,300
Innophos, Inc., 8.875%, 8/15/2014	90,000	89,550
Jefferson Smurfit Corp., 8.25%, 10/1/2012 (b)	300,000	297,000
Koppers Holdings, Inc., Step-up Coupon, 0% to 11/15/2009, 9.875% to 11/15/2014	565,000	480,250
Lyondell Chemical Co.:
6.875%, 6/15/2017 (b)	1,015,000	1,152,025
10.5%, 6/1/2013	115,000	123,050
Massey Energy Co.:
6.625%, 11/15/2010	70,000	68,075
6.875%, 12/15/2013	290,000	274,050
Metals USA Holdings Corp., 144A, 11.231%**, 7/1/2012 (PIK)	290,000	246,500
Millar Western Forest Products Ltd., 7.75%, 11/15/2013	110,000	81,675
Momentive Performance Materials, Inc., 144A, 9.75%, 12/1/2014	255,000	236,512
Mueller Water Products, Inc., 7.375%, 6/1/2017	125,000	110,938
Neenah Foundry Co., 9.5%, 1/1/2017	60,000	52,200
NewMarket Corp., 7.125%, 12/15/2016	495,000	490,050
OI European Group BV, 144A, 6.875%, 3/31/2017 EUR	210,000	288,018
Radnor Holdings Corp., 11.0%, 3/15/2010*	90,000	675
Rhodia SA, 144A, 7.482%**, 10/15/2013 EUR	200,000	283,081
Smurfit-Stone Container Enterprises, Inc.:
8.0%, 3/15/2017	360,000	345,600
8.375%, 7/1/2012	200,000	195,500
Steel Dynamics, Inc.:
144A, 6.75%, 4/1/2015	280,000	267,400
144A, 7.375%, 11/1/2012	80,000	79,400
Terra Capital, Inc., Series B, 7.0%, 2/1/2017	445,000	439,437
The Mosaic Co., 144A, 7.375%, 12/1/2014	370,000	390,350
TriMas Corp., 9.875%, 6/15/2012	432,000	425,520
Witco Corp., 6.875%, 2/1/2026	170,000	136,850
Wolverine Tube, Inc., 10.5%, 4/1/2009	305,000	289,750
		14,750,324
Telecommunication Services 5.3%
American Cellular Corp., Series B, 10.0%, 8/1/2011	42,000	43,995
BCM Ireland Preferred Equity Ltd., 144A, 11.58%**, 2/15/2017 (PIK) EUR	190,221	258,966
Cell C Property Ltd., 144A, 11.0%, 7/1/2015	777,000	664,335
Centennial Communications Corp.:
10.0%, 1/1/2013 (b)	650,000	676,000
10.125%, 6/15/2013	650,000	679,250
Cincinnati Bell, Inc.:
7.25%, 7/15/2013	435,000	435,000
8.375%, 1/15/2014	240,000	232,200
Cricket Communications, Inc., 144A, 9.375%, 11/1/2014	480,000	446,400
Dobson Cellular Systems, 9.875%, 11/1/2012	650,000	710,125
Embratel, Series B, 11.0%, 12/15/2008	78,000	81,705
Grupo Iusacell SA de CV, Series B, 10.0%, 7/15/2004*	100,000	99,500
Insight Midwest LP, 9.75%, 10/1/2009	96,000	96,000
Intelsat Bermuda Ltd.:
8.886%**, 1/15/2015	35,000	35,044
9.25%, 6/15/2016	125,000	127,344
11.25%, 6/15/2016	385,000	398,475
Intelsat Corp., 9.0%, 6/15/2016	120,000	121,800
Intelsat Ltd., 5.25%, 11/1/2008	1,300,000	1,287,000
Intelsat Subsidiary Holding Co., Ltd., 8.25%, 1/15/2013	420,000	424,200
iPCS, Inc., 7.036%**, 5/1/2013	105,000	97,650
MetroPCS Wireless, Inc., 9.25%, 11/1/2014	575,000	544,812
Millicom International Cellular SA, 10.0%, 12/1/2013	1,365,000	1,457,137
Nortel Networks Ltd.:
144A, 9.493%**, 7/15/2011	330,000	320,925
144A, 10.125%, 7/15/2013	80,000	82,200
Orascom Telecom Finance, 144A, 7.875%, 2/8/2014	135,000	124,200
Qwest Corp., 7.25%, 9/15/2025	75,000	72,000
Rural Cellular Corp., 9.875%, 2/1/2010	305,000	316,438
Stratos Global Corp., 9.875%, 2/15/2013	140,000	146,300
SunCom Wireless Holdings, Inc., 8.5%, 6/1/2013	750,000	781,875
US Unwired, Inc., Series B, 10.0%, 6/15/2012	385,000	411,290
Virgin Media Finance PLC:
8.75%, 4/15/2014 EUR	340,000	486,212
8.75%, 4/15/2014	485,000	482,575
West Corp., 9.5%, 10/15/2014	245,000	241,325
		12,382,278
Utilities 5.6%
AES Corp.:
144A, 8.0%, 10/15/2017	400,000	398,000
144A, 8.75%, 5/15/2013	1,304,000	1,356,160
Allegheny Energy Supply Co., LLC, 144A, 8.25%, 4/15/2012	1,345,000	1,442,512
CMS Energy Corp., 8.5%, 4/15/2011	1,165,000	1,254,160
Edison Mission Energy, 7.0%, 5/15/2017	370,000	354,275
Energy Future Holdings Corp., 144A, 10.875%, 11/1/2017 (b)	605,000	592,900
Intergas Finance BV, Series REG S, 6.875%, 11/4/2011	1,815,000	1,706,100
Mirant Americas Generation LLC, 8.3%, 5/1/2011	315,000	314,213
Mirant North America LLC, 7.375%, 12/31/2013	135,000	135,338
NRG Energy, Inc.:
7.25%, 2/1/2014	670,000	654,925
7.375%, 2/1/2016	1,415,000	1,386,700
PSE&G Energy Holdings LLC, 10.0%, 10/1/2009	1,245,000	1,314,592
Regency Energy Partners LP, 8.375%, 12/15/2013	283,000	295,735
Reliant Energy, Inc., 7.875%, 6/15/2017 (b)	415,000	402,031
Sierra Pacific Resources:
6.75%, 8/15/2017	485,000	470,938
8.625%, 3/15/2014	88,000	93,720
Texas Competitive Electric Holdings Co., LLC, 144A, 10.25%, 11/1/2015	885,000	851,812
		13,024,111
Total Corporate Bonds (Cost $140,560,261)		131,916,656

Government & Agency Obligations 41.8%
Sovereign Bonds 41.4%
Dominican Republic:
144A, 8.625%, 4/20/2027	460,000	532,450
Series REG S, 9.5%, 9/27/2011	1,146,152	1,214,922
Federative Republic of Brazil:
6.0%, 1/17/2017	8,535,000	8,718,502
7.125%, 1/20/2037 (b)	2,095,000	2,390,395
7.875%, 3/7/2015	1,980,000	2,259,180
8.75%, 2/4/2025	1,685,000	2,156,800
8.875%, 10/14/2019	2,415,000	3,018,750
11.0%, 8/17/2040 (b)	4,565,000	6,130,795
12.5%, 1/5/2016 BRL	2,070,000	1,172,934
Government of Malaysia, Series 1/04, 4.305%, 2/27/2009 MYR	8,855,000	2,654,023
Government of Ukraine:
144A, 6.75%, 11/14/2017	1,390,000	1,360,532
Series REG S, 7.65%, 6/11/2013	1,685,000	1,773,631
Republic of Argentina:
5.389%**, 8/3/2012 (PIK)	3,981,250	3,506,219
5.83%, 12/31/2033 (PIK) ARS	727	234
Republic of Colombia:
8.25%, 12/22/2014	690,000	786,600
10.0%, 1/23/2012 (b)	2,375,000	2,766,875
10.75%, 1/15/2013	780,000	957,450
Republic of El Salvador, 144A, 7.65%, 6/15/2035	3,780,000	4,365,900
Republic of Ghana, 144A, 8.5%, 10/4/2017 (b)	175,000	183,313
Republic of Indonesia, 144A, 6.875%, 3/9/2017 (b)	2,615,000	2,713,062
Republic of Panama:
7.125%, 1/29/2026	2,005,000	2,195,475
9.375%, 1/16/2023	2,610,000	3,419,100
Republic of Peru, 7.35%, 7/21/2025 (b)	7,395,000	8,430,300
Republic of Philippines:
7.75%, 1/14/2031 (b)	610,000	689,300
8.0%, 1/15/2016 (b)	3,860,000	4,323,200
8.375%, 2/15/2011	780,000	841,464
9.375%, 1/18/2017	1,535,000	1,865,025
Republic of Serbia, 144A, Step-up Coupon, 3.75% to 11/1/2009, 6.75% to 11/1/2024	660,000	620,400
Republic of Turkey:
7.0%, 9/26/2016	3,170,000	3,328,500
7.25%, 3/15/2015	665,000	709,888
11.75%, 6/15/2010	4,495,000	5,169,250
Republic of Uruguay:
7.625%, 3/21/2036	615,000	674,963
8.0%, 11/18/2022	1,395,000	1,569,375
9.25%, 5/17/2017	1,825,000	2,185,438
Republic of Venezuela, 10.75%, 9/19/2013	6,035,000	6,388,047
Socialist Republic of Vietnam, 144A, 6.875%, 1/15/2016 (b)	3,770,000	3,967,925
United Mexican States:
5.625%, 1/15/2017	685,000	694,590
Series A, 6.75%, 9/27/2034	662,000	740,778
		96,475,585
US Treasury Obligations 0.4%
US Treasury Note, 12.0%, 8/15/2013 (b) (f)	1,000,000	1,057,891
Total Government & Agency Obligations (Cost $94,676,152)		97,533,476
	Shares	Value ($)

Common Stocks 0.0%
GEO Specialty Chemicals, Inc.*	7,125	6,056
GEO Specialty Chemicals, Inc. 144A*	649	552
Total Common Stocks (Cost $87,834)		6,608

Warrants 0.0%
Industrials
DeCrane Aircraft Holdings, Inc., 144A, Expiration Date 9/30/2008*	350	0
Materials
Dayton Superior Corp., 144A, Expiration Date 6/15/2009*	25	0
Total Warrants (Cost $0)		0

Convertible Preferred Stocks 0.0%
Consumer Discretionary
ION Media Networks, Inc.:
144A, 12.0%	15,000	908
Series AI, 144A, 12.0%	75,000	4,537
Total Convertible Preferred Stocks (Cost $12,580)		5,445
	Principal Amount ($)(a)	Value ($)

Loan Participations and Assignments 5.3%
Senior Loans** 3.3%
Advanced Medical Optics, Inc., Term Loan B, LIBOR plus 1.75%, 6.208%, 4/2/2014	129,350	123,368
Aleris International, Inc., Term Loan B, LIBOR plus 2.375%, 6.833%, 12/14/2013	160,000	148,500
Algoma Steel, Inc., Term Loan, LIBOR plus 2.5%, 6.958%, 6/30/2013	100,000	93,500
Bausch & Lomb, Inc., Term Loan B, LIBOR plus 3.25%, 7.708%, 4/11/2015	320,000	318,709
Buffets, Inc.:
Letter of Credit, 7.7%, 5/1/2013	61,658	53,078
Term Loan B, 7.74%, 1/13/2011	758,342	652,807
Dollar General Corp., Term Loan B1, LIBOR plus 2.75%, 7.208%, 7/6/2014	205,000	189,673
Energy Future Holdings Co.:
Term Loan B1, LIBOR plus 3.5%, 7.958%, 10/10/2014	1,865,000	1,828,875
Term Loan B3, LIBOR plus 3.5%, 7.958%, 10/10/2014	1,205,000	1,192,353
First Data Corp., Term Loan B1, LIBOR plus 2.75%, 7.208%, 9/17/2014	640,000	607,910
General Nutrition Centers, Inc., Term Loan B, LIBOR plus 2.25%, 6.708%, 9/16/2013	125,000	115,625
Golden Nugget, 7.94%, 6/16/2014	230,000	213,900
HCA, Inc., Term Loan A1, 7.19%, 11/18/2012	663,005	629,705
Local TV On Satellite LLC, Term Loan B, LIBOR plus 2.25%, 6.708%, 5/7/2013	124,688	117,206
Longview Power LLC:
Demand Draw, 7.063%, 4/1/2014	30,360	29,676
Letter of Credit, 7.5%, 4/1/2014	15,333	15,027
Term Loan B, 8.0%, 4/1/2014	46,000	44,649
Sabre, Inc., Term Loan B, LIBOR plus 2.25%, 6.708%, 9/30/2014	199,221	183,532
Symbion, Inc.:
Term Loan A, 8.21%, 8/23/2013	100,000	97,250
Term Loan B, 8.21%, 8/23/2014	100,000	97,125
Telesat Canada, Inc.:
Term Loan B, 8.09%, 10/31/2014	557,362	546,736
Tribune Co., Term Loan B, 8.244%, 5/24/2014	408,969	356,621
		7,655,825
Sovereign Loans 2.0%
Credit Suisse (City of Kiev, Ukraine), 144A, 8.25%, 11/26/2012	3,485,000	3,486,045
CSFB International (Exim Ukraine), 6.8%, 10/4/2012	1,215,000	1,171,139
		4,657,184
Total Loan Participations and Assignments (Cost $10,536,198)		12,313,009
	Units	Value ($)

Other Investments 0.3%
Hercules, Inc., (Bond Unit), 6.5%, 6/30/2029	400,000	340,000
IdleAire Technologies Corp. (Bond Unit), 144A, Step-up Coupon, 0% to 6/15/2008, 13.0% to 12/15/2012	615,000	350,550
Total Other Investments (Cost $986,918)		690,550
	Shares	Value ($)

Securities Lending Collateral 12.3%
Daily Assets Fund Institutional, 5.09% (d) (e) (Cost $28,636,633)	28,636,633	28,636,633

Cash Equivalents 4.1%
Cash Management QP Trust, 4.88% (d) (Cost $9,469,989)	9,469,989	9,469,989
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $284,966,565)+	120.4	280,572,366
Other Assets and Liabilities, Net	(11.8)	(27,530,035)
Notes Payable	(8.6)	(20,000,000)
Net Assets	100.0	233,042,331
* Non-income producing security. In the case of a bond, generally denotes that the issuer has defaulted on the payment of principal or interest or has filed for bankruptcy. The following table represents bonds that are in default:
Security	Coupon	Maturity Date	Principal Amount ($)		Acquisition Cost ($)	Value ($)
Congoleum Corp.	8.625%	8/1/2008	395,000	USD	393,349	337,725
Grupo Iusacell SA de CV	10.0%	7/15/2004	100,000	USD	67,894	99,500
Radnor Holdings Corp.	11.0%	3/15/2010	90,000	USD	82,331	675
					543,574	437,900
** Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate. These securities are shown at their current rate as of November 30, 2007.
+ The cost for federal income tax purposes was $287,127,048. At November 30, 2007, net unrealized depreciation for all securities based on tax cost was $6,554,682. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $5,080,530 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $11,635,212.
(a) Principal amount stated in US dollars unless otherwise noted.
(b) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at November 30, 2007 amounted to $27,570,807 which is 11.8% of net assets.
(c) Security has a deferred interest payment of $31,626 from April 1, 2006.
(d) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(e) Represents collateral held in connection with securities lending. Income earned by the fund is net of borrower rebates.
(f) All or a portion of this security is held as collateral for open credit default swaps.
(g) Security issued in lieu of interest payment due 12/15/07, which has been deferred until 3/15/08. This security is deemed to be non-income producing.

LIBOR: Represents the London InterBank Offered Rate.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

PIK: Denotes that all or a portion of the income is paid in-kind.

At November 30, 2007, the Fund had unfunded loan commitments of $154,027, which could be extended at the option of the borrower, pursuant to the following loan agreements:

Borrower	Unfunded Loan Commitment ($)	Value ($)	Unrealized Depreciation ($)
Bausch & Lomb, Inc., Term Delay Draw, 4/11/2015	84,787	84,699	(88)
Longview Power LLC, Term Delay Draw, 4/1/2014	22,083	22,783	700
Telesat Canada, Inc., Term Delay Draw, 10/31/2014	47,157	46,730	(427)
Total	154,027	154,212	185

As of November 30, 2007, open credit default swap contracts sold were as follows:

Effective/ Expiration Date	Notional Amount ($)	Cash Flows Received by the Fund	Underlying Debt Obligation	Unrealized Appreciation/ (Depreciation) ($)
11/21/2007 12/20/2008	220,000[1]	Fixed — 4.02%	Tenet Healthcare Corp., 7.375, 2/1/2013	619
10/3/2007 12/20/2008	200,000[2]	Fixed — 3.20%	General Motors Corp., 7.125%, 7/15/2013	(598)
10/23/2007 12/20/2008	440,000[3]	Fixed — 3.00%	General Motors Corp., 7.125%, 7/15/2013	(2,961)
10/4/2007 12/20/2008	200,000[4]	Fixed — 3.10%	Ford Motor Co., 6.5%, 8/1/2018	(1,026)
10/5/2007 12/20/2008	125,000[2]	Fixed — 3.15%	Ford Motor Co., 6.5%, 8/1/2018	(578)
10/23/2007 12/20/2008	435,000[3]	Fixed — 3.40%	Ford Motor Co., 6.5%, 8/1/2018	(1,286)
10/13/2007 12/20/2009	230,000[5]	Fixed — 3.85%	Ford Motor Co., 6.5%, 8/1/2018	(5,685)
11/5/2007 12/20/2012	6,000,000[2]	Fixed — 0.77%	Government of Russia, 7.5%, 3/31/2010	(39,371)
Total net unrealized depreciation				(50,886)
Counterparties: [1] Merrill Lynch, Pierce, Fenner & Smith, Inc. [2] JPMorgan Chase [3] Morgan Stanley Co., Inc. [4] Goldman Sachs & Co. [5] Merrill Lynch Government Securities, Inc.

As of November 30, 2007, the Fund had entered into the following open forward foreign currency exchange contracts:

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation (US$)
EUR	1,434,000	USD	2,131,956	1/3/2008	32,506
Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Depreciation (US$)
USD	227,468	EUR	153,000	1/3/2008	(3,468)
Currency Abbreviations
EUR Euro USD United States Dollar

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of November 30, 2007
Assets
Investments: Investments in securities, at value (cost $246,859,943) — including $27,570,807 of securities loaned	$ 242,465,744
Investment in Daily Assets Fund Institutional (cost $28,636,633)	28,636,633
Investment in Cash Management QP Trust (cost $9,469,989)	9,469,989
Total investments, at value (cost $284,966,565)	280,572,366
Cash	171,614
Foreign currency, at value ($1,474)	1,464
Receivable for investments sold	713,977
Interest receivable	5,497,968
Unrealized appreciation on credit default swap contracts	619
Unrealized appreciation on forward foreign currency exchange contracts	32,506
Unrealized appreciation on unfunded loan commitments	185
Foreign taxes recoverable	3,998
Other assets	26,874
Total assets	287,021,571
Liabilities
Notes payable	20,000,000
Payable for investments purchased	4,921,602
Payable upon return of securities loaned	28,636,633
Accrued management fee	169,017
Interest on notes payable	63,361
Unrealized depreciation on credit default swap contracts	51,505
Unrealized depreciation on forward foreign currency exchange contracts	3,468
Other accrued expenses and payables	133,654
Total liabilities	53,979,240
Net assets, at value	$ 233,042,331
Net Assets Consist of:
Undistributed net investment income	3,553,425
Net unrealized appreciation (depreciation) on: Investments	(4,394,199)
Credit default swap contracts	(50,886)
Unfunded loan commitments	185
Foreign currency	34,108
Accumulated net realized gain (loss)	(19,112,620)
Paid-in capital	253,012,318
Net assets, at value	$ 233,042,331
Net Asset Value
Net Asset Value per share ($233,042,331 ÷ 24,256,668 outstanding shares of beneficial interest, $.01 par value, unlimited shares authorized)	$ 9.61
* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended November 30, 2007
Investment Income
Income: Interest (net of foreign taxes withheld of $10,361)	$ 20,114,264
Interest — Cash Management QP Trust	24,897
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	90,520
Dividends	298
Total income	20,229,979
Expenses: Management fee	1,911,776
Interest expense	2,533,303
Professional fees	129,632
Stock exchange listing fees	52,886
Services to shareholders	49,596
Reports to shareholders	39,434
Custodian fee	33,621
Trustees' fees and expenses	24,306
Other	62,376
Total expenses before expense reductions	4,836,930
Expense reductions	(14,610)
Total expenses after expense reductions	4,822,320
Net investment income (loss)	15,407,659
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	1,304,915
Foreign currency	(988,048)
316,867
Change in net unrealized appreciation (depreciation) on: Investments	(10,771,983)
Credit default swap contracts	(50,886)
Unfunded loan commitments	185
Foreign currency	316,675
(10,506,009)
Net gain (loss)	(10,189,142)
Net increase (decrease) in net assets resulting from operations	$ 5,218,517

The accompanying notes are an integral part of the financial statements.

Statement of Cash Flows for the year ended November 30, 2007
Cash Flows from Operating Activities:
Investment income received**	$ 20,824,904
Payment of operating expenses	(2,288,149)
Payment of interest expense	(3,408,547)
Proceeds from sales and maturities of investments	136,841,579
Net loss from foreign currency	(988,048)
Purchases of investments	(148,171,850)
Net purchases, sales and maturities of short-term investments	9,716,129
Cash provided (used) by operating activities	$ 12,526,018
Cash Flows from Financing Activities:
Net increase (decrease) in notes payable	$ (32,750,000)
Proceeds from rights offering	37,370,166
Reimbursement by Advisor	175,116
Distributions paid (net of reinvestment of distributions)	(17,234,551)
Cash provided (used) by financing activities	(12,439,269)
Increase (decrease) in cash	86,749
Cash at beginning of period*	86,329
Cash at end of period*	$ 173,078
Reconciliation of Net Increase (Decrease) in Net Assets Resulting from Operations to Cash Provided (Used) by Operating Activities:
Net increase (decrease) in net assets resulting from operations	$ 5,218,517
Net (increase) decrease in cost of investments	(5,228,937)
Net (increase) decrease in unrealized appreciation (depreciation) on investments	10,771,983
(Increase) decrease in interest receivable	(300,952)
(Increase) decrease in other assets	6,297
(Increase) decrease in receivable for investments sold	194,331
Increase (decrease) in payable for investments purchased	3,018,397
(Increase) decrease in depreciation on credit default swap contracts	50,886
Increase (decrease) in unrealized appreciation on unfunded commitments	(185)
(Increase) decrease in appreciation (depreciation) on forward foreign currency exchange contracts	(324,884)
Increase (decrease) in other accrued expenses and payables	(9,427)
Increase (decrease) in interest on notes payable	(870,008)
Cash provided (used) by operating activities	$ 12,526,018
Non-Cash Financing Activities:
Reinvestment of distributions	$ 487,280
* Includes foreign currency
** Non-cash activity from discount accretion and premium amortization in the net amount of $899,875 has been excluded from the Statement of Cash Flows.

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended November 30,
	2007	2006
Operations: Net investment income	$ 15,407,659	$ 14,695,705
Net realized gain (loss)	316,867	1,492,015
Change in net unrealized appreciation (depreciation)	(10,506,009)	6,784,362
Net increase (decrease) in net assets resulting from operations	5,218,517	22,972,082
Distributions to shareholders from: Net investment income	(17,721,831)	(16,007,441)
Fund share and paid-in capital transactions: Net proceeds of shares issued in connection with the Fund's rights offering, net of offering costs of $240,034	37,370,166	—
Reinvestment of distributions	487,280	686,954
Reimbursement by Advisor	175,116	—
Net increase (decrease) in net assets from Fund share and paid-in capital transactions	38,032,562	686,954
Increase (decrease) in net assets	25,529,248	7,651,595
Net assets at beginning of period	207,513,083	199,861,488
Net assets at end of period (including undistributed net investment income of $3,553,425 and $4,643,425, respectively)	$ 233,042,331	$ 207,513,083
Other Information
Shares outstanding at beginning of period	20,561,383	20,492,638
Shares issued from rights offering	3,647,934	—
Shares issued to shareholders in reinvestment of distributions	47,351	68,745
Shares outstanding at end of period	24,256,668	20,561,383

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Years Ended November 30,	2007	2006	2005	2004	2003
Selected Per Share Data
Net asset value, beginning of period	$ 10.09	$ 9.75	$ 9.53	$ 8.77	$ 7.52
Income (loss) from investment operations: Net investment income[a]	.68	.72	.78	.78	.73
Net realized and unrealized gain (loss)	(.38)	.40	.22	.73	1.28
Total from investment operations	.30	1.12	1.00	1.51	2.01
Less distributions from: Net investment income	(.78)	(.78)	(.78)	(.75)	(.76)
Total distributions	(.78)	(.78)	(.78)	(.75)	(.76)
Rights offering costs[b]	(.01)	—	—	—	—
Advisor reimbursement	.01	—	—	—	—
Net asset value, end of period	$ 9.61	$ 10.09	$ 9.75	$ 9.53	$ 8.77
Market value, end of period	$ 8.45	$ 10.73	$ 10.15	$ 9.08	$ 8.57
Total Return
Based on net asset value (%)[c]	3.12[b,d,f]	11.87[d]	10.85	18.48	28.12
Based on market value (%)[c]	(14.74)	14.28	21.12	15.52	28.44
Years Ended November 30, (continued)	2007	2006	2005	2004	2003
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	233	208	200	195	179
Ratio of expenses before fee reductions (including interest expense) (%)	2.15	2.55	2.14	1.60	1.52
Ratio of expenses after fee reductions (including interest expense) (%)	2.14	2.54	2.14	1.60	1.52
Ratio of expenses after fee reductions (excluding interest expense) (%)	1.02	1.03	1.11	1.05	1.03
Ratio of net investment income (%)	6.85	7.28	8.12	8.59	8.93
Portfolio turnover rate (%)	53	79	143	187	224
Total debt outstanding end of period ($ thousands)	20,000	52,750	60,000	60,000	50,500
Asset coverage per $1,000 of debt[e]	12,652	4,934	4,331	4,244	4,548
[a] Based on average shares outstanding during the period.
[b] During the period ending November 30, 2007, the Fund issued 3,647,934 shares in connection with a rights offering of the Fund's shares (see Note H). Without the effect of the rights offering costs, total return based on net asset value would have been 0.10% higher.
[c] Total return based on net asset value reflects changes in the Fund's net asset value during each period. Total return based on market value reflects changes in market value. Each figure assumes that dividend and capital gain distributions, if any, were reinvested. These figures will differ depending upon the level of any discount from or premium to NAV at which the Fund's shares trade during the period.
[d] Total return would have been lower had certain fees not been reduced.
[e] Asset coverage equals the total net assets plus borrowings of the Fund divided by the borrowings outstanding at period end.
[f] Includes a non-recurring reimbursement from the Advisor for a fee previously charged to the Fund (see Note I). Excluding this non-recurring reimbursement, total return would have been 0.09% lower.

Notes to Financial Statements

A. Significant Accounting Policies

DWS Multi-Market Income Trust (the ``Fund'') is registered under the Investment Company Act of 1940, as amended (the ``1940 Act''), as a closed-end, diversified management investment company organized as a Massachusetts business trust.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Debt securities are valued by independent pricing services approved by the Trustees of the Fund. If the pricing services are unable to provide valuations, the securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from a broker-dealer. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

In September 2006, the Financial Accounting Standards Board ("FASB") released Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. As of November 30, 2007, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements reported in the statement of operations for a fiscal period.

Securities Lending. The Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the issuer of securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of liquid, unencumbered assets having a value at least equal to the value of the securities loaned. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to an Exemptive Order issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrowers rebates and fees paid to the lending agent. Either the Fund or the borrower may terminate the loan. The Fund is subject to all investment risks associated with the value of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Credit Default Swap Contracts. A credit default swap is a contract between a buyer and a seller of protection against a pre-defined credit event. The Fund may buy or sell credit default swap contracts to seek to increase the Fund's income, to add leverage to the portfolio, or to hedge the risk of default on Fund securities. As a seller in the credit default swap contract, the Fund would be required to pay the par (or other agreed-upon) value of the referenced debt obligation to the counterparty in the event of a default by a third party, such as a US or foreign corporate issuer, on the debt obligation, which would likely result in a loss to the Fund. In return, the Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would keep the stream of payments and would have no payment obligations. The Fund may also buy credit default swap contracts in order to hedge against the risk of default of debt securities, in which case the Fund would function as the counterparty referenced above. This would involve the risk that the contract may expire worthless. It would also involve credit risk — that the seller may fail to satisfy its payment obligations to the Fund in the event of a default. When the Fund sells a credit default swap contract it will "cover" its commitment. This may be achieved by, among other methods, maintaining cash or liquid assets equal to the aggregate notional value of the underlying debt obligations for all outstanding credit default swap contracts sold by the Fund.

Credit default swap contracts are marked to market daily based upon quotations from the counterparty and the change in value, if any, is recorded daily as unrealized gain or loss. An upfront payment made by the Fund, if any, is recorded as an asset on the statement of assets and liabilities. An upfront payment received by the Fund, if any, is recorded as a liability on the statement of assets and liabilities. Under the terms of the credit default swap contracts, the Fund receives or makes payments semiannually based on a specified interest rate on a fixed notional amount. These payments are recorded as a realized gain or loss on the statement of operations. Payments received or made as a result of a credit event or termination of the contract are recognized, net of a proportional amount of the upfront payment, as realized gains or losses.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed, but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. The Fund may enter into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. Sales and purchases of forward currency contracts having the same settlement date and broker are offset and any gain (loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of a forward currency contract to buy and a forward currency contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

When-Issued/Delayed Delivery Securities. The Fund may purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. No interest accrues to the Fund until payment takes place. At the time the Fund enters into this type of transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery securities from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Loan Participations and Assignments. Loan Participations and Assignments are portions of loans originated by banks and sold in pieces to investors. These US dollar-denominated fixed and floating rate loans ("Loans") in which the Fund invests, are arranged between the borrower and one or more financial institutions ("Lenders"). These Loans may take the form of Senior Loans, which are corporate obligations often issued in connection with recapitalizations, acquisitions, leveraged buy-outs and refinancings, and Sovereign Loans, which are debt instruments between a foreign sovereign entity and one or more financial institutions. The Fund invests in such Loans in the form of participations in Loans ("Participations") or assignments of all or a portion of Loans from third parties ("Assignments"). Participations typically result in the Fund having a contractual relationship only with the Lender, not with the borrower. The Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, or any rights of set-off against the borrower, and the Fund will not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation. Assignments typically result in the Fund having a direct contractual relationship with the borrower, and the Fund may enforce compliance by the borrower with the terms of the loan agreement. All Loan Participations and Assignments involve interest rate risk, liquidity risk and credit risk, including the potential default or insolvency of the borrower.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At November 30, 2007, the Fund had a net tax basis capital loss carryforward of approximately $16,753,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until November 30, 2010 ($15,940,000) and November 30, 2015 ($813,000), the expiration dates, whichever occurs first.

In addition, from November 1, 2007 through November 30, 2007, the Fund incurred approximately $199,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ending November 30, 2008.

In July 2006, FASB issued Interpretation No. 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement No. 109" (the "Interpretation"). The Interpretation establishes for the Fund a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether the Fund is taxable in certain jurisdictions), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006. On December 22, 2006, the SEC indicated that they would not object if a Fund implements FIN 48 in the first required financial statement reporting period for its fiscal year beginning after December 15, 2006. Management is evaluating the application of the Interpretation to the Fund and is not in a position at this time to estimate the significance of its impact, if any, on the Fund's financial statements.

Distribution of Income and Gains. Net investment income of the Fund, if any, is declared and distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to forward currency contracts, certain securities sold at a loss and premium amortization on debt securities. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At November 30, 2007, the Fund's components of distributable earnings (accumulated losses) on a tax-basis were as follows:

Undistributed ordinary income*	$ 3,554,284
Capital loss carryforwards	$ (16,753,000)
Net unrealized appreciation (depreciation) on investments	$ (6,554,682)

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended November 30,
	2007	2006
Distributions from ordinary income*	$ 17,721,831	$ 16,007,441
* For tax purposes short-term capital gains distributions are considered ordinary income distributions.

Statement of Cash Flows. Information on financial transactions which have been settled through the receipt and disbursement of cash is presented in the Statement of Cash Flows. The cash amount shown in the Statement of Cash Flows represents the foreign currency position and cash held at the Fund's custodian bank at November 30, 2007. Non-cash activity from discount accretion and premium amortization has been excluded from the Statement of Cash Flows.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for financial reporting purposes, with the exception of securities in default of principal.

B. Purchases and Sales of Securities

During the year ended November 30, 2007, purchases and sales of investment securities (excluding short-term investments) aggregated $151,190,247 and $136,631,866, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The Fund pays a monthly investment management fee of 1/12 of the annual rate of 0.85% of the Fund's average weekly net assets.

Service Provider Fees. DWS Scudder Investments Service Company (``DWS-SISC''), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DWS-SISC and DST Systems, Inc. ("DST"), DWS-SISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DWS-SISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended November 30, 2007, the amount charged to the Fund by DWS-SISC aggregated $44,282, of which $9,830 is unpaid.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended November 30, 2007, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $15,802, of which $9,958 is unpaid.

Trustees' Fees and Expenses. The Fund paid each Trustee not affiliated with the Advisor retainer fees plus specified amounts for various committee services and for the Board Chairperson.

Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Cash Management QP Trust (the ``QP Trust''), and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

D. Investing in High Yield Securities

Investing in high yield securities may involve greater risks and considerations not typically associated with investing in US Government bonds and other high quality fixed-income securities. These securities are non-investment grade securities, often referred to as "junk bonds." Economic downturns may disrupt the high yield market and impair the ability of issuers to repay principal and pay interest. Also, an increase in interest rates would likely have an adverse impact on the value of such obligations. Moreover, high yield securities may be less liquid due to the extent that there is no established retail secondary market and because of a decline in the value of such securities.

E. Investing in Emerging Markets

Investing in emerging markets may involve special risks and considerations not typically associated with investing in the United States of America. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions of income and capital, and future adverse political, social and economical developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls or delayed settlements and may have prices more volatile than those of comparable securities of issuers in the United States of America.

F. Fee Reductions

For the year ended November 30, 2007, the Advisor agreed to reimburse the Fund $3,628, which represents a portion of the fee savings expected to be realized by the Advisor related to the outsourcing by the Advisor of certain administrative services to an unaffiliated service provider.

In addition, the Fund has entered into an arrangement with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the year ended November 30, 2007, the Fund's custodian fee was reduced by $2,839 and $8,143, respectively, for custody and transfer agent credits earned.

G. Borrowings

The notes payable represents a secured loan of $20,000,000 from Barton Capital LLC at November 30, 2007. The note bears interest at the commercial paper rate plus dealer fees (4.75% at November 30, 2007), which is payable at maturity. A commitment fee is charged to the Fund and is included with "interest expense" on the Statement of Operations. An arrangement fee incurred by the Fund in connection with its loan was deferred and is being amortized on a straight-line basis over a three year period. The loan amounts and rates are reset periodically under a revolving credit facility obtained by the Fund in an amount not to exceed $75,000,000 at any one time and which is renewable annually until June 24, 2010.

The weighted average outstanding daily balance of all loans (based on the number of days the loans were outstanding) during the year ended November 30, 2007 was $44,004,110, with a weighted average interest rate of 5.33%.

H. Rights Offering

On May 14, 2007, the Fund issued 3,647,934 common shares in connection with a rights offering of the Fund's shares. Shareholders of record on April 9, 2007 were issued one non-transferable right for each share owned on that date. The rights entitled the shareholders to purchase one new common share for every three rights held. These shares were issued at a subscription price of $10.31. Net proceeds to the Fund were $37,370,166 after deducting the rights offering costs of $240,034. The net asset value per share of the Fund's common shares was reduced by approximately $0.01 per share as a result of the share issuance.

I. Payments Made by Affiliates

During the year ended November 30, 2007, the Advisor fully reimbursed the Fund $175,116, for a fee previously charged to the Fund. This reimbursement was treated as a capital contribution and is reported as "Reimbursement by Advisor" on the Statement of Changes in Net Assets.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of DWS Multi-Market Income Trust:

We have audited the accompanying statement of assets and liabilities of DWS Multi-Market Income Trust (the "Fund"), including the investment portfolio, as of November 30, 2007, and the related statements of operations and cash flows for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of DWS Multi-Market Income Trust at November 30, 2007, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts January 28, 2008

Tax Information (Unaudited)

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 294-4366.

Other Information

Certifications

The fund's chief executive officer has certified to the New York Stock Exchange that, as of May 31, 2007, he was not aware of any violation by the fund of applicable NYSE corporate governance listing standards. The fund's reports to the Securities and Exchange Commission on Forms N-CSR and N-Q contain certifications by the fund's chief executive officer and chief financial officer that relate to the fund's disclosure in such reports and that are required by rule 30a-2 under the 1940 Act.

Dividend Reinvestment Plan

A. Participation

We invite you to review the description of the Dividend Reinvestment Plan (the ``Plan'') which is available to you as a shareholder of DWS Multi-Market Income Trust (the ``Fund''). If you wish to participate and your shares are held in your own name, simply contact DWS Scudder Investments Service Company, whose address and phone number are provided in Paragraph E, for the appropriate form. If your shares are held in the name of a brokerage firm, bank, or other nominee, you must instruct that nominee to re-register your shares in your name so that you may participate in the Plan, unless your nominee has made the Plan available on shares held by them. Shareholders who so elect will be deemed to have appointed Computershare Inc.* ("Computershare") as their agent and as agent for the Fund under the Plan.

B. Dividend Investment Account

The Fund's transfer agent and dividend disbursing agent or its delegate (the ``Transfer Agent'') will establish a Dividend Investment Account (the ``Account'') for each shareholder participating in the Plan. The Transfer Agent will credit to the Account of each participant funds it receives from the following sources: (a) cash dividends and capital gains distributions paid on shares of beneficial interest (the ``Shares'') of the Fund registered in the participant's name on the books of the Fund; and (b) cash dividends and capital gains distributions paid on Shares registered in the name of the Transfer Agent but credited to the participant's Account. Sources described in clauses (a) and (b) of the preceding sentence are hereinafter called ``Distributions.''

C. Investment of Distribution Funds Held in Each Account

If on the record date for a Distribution (the ``Record Date''), Shares are trading at a discount from net asset value per Share (according to the evaluation most recently made on Shares of the Fund), funds credited to a participant's Account will be used to purchase Shares (the ``Purchase''). Computershare will attempt, commencing five days prior to the Payment Date and ending at the close of business on the Payment Date (``Payment Date'' as used herein shall mean the last business day of the month in which such Record Date occurs), to acquire Shares in the open market. If and to the extent that Computershare is unable to acquire sufficient Shares to satisfy the Distribution by the close of business on the Payment Date, the Fund will issue to Computershare, Shares valued at net asset value per Share (according to the evaluation most recently made on Shares of the Fund) in the aggregate amount of the remaining value of the Distribution. If, on the Record Date, Shares are trading at a premium over net asset value per Share, the Fund will issue on the Payment Date, Shares valued at net asset value per Share on the Record Date to the Transfer Agent in the aggregate amount of the funds credited to the participants' accounts.

D. Voluntary Cash Contributions

A participant may from time to time make voluntary cash contributions to his Account by sending to Transfer Agent a check or money order, payable to Transfer Agent, in a minimum amount of $100 with appropriate accompanying instructions. (No more than $500 may be contributed per month.) The Transfer Agent will inform Computershare of the total funds available for the purchase of Shares and Computershare will use the funds to purchase additional Shares for the participant's Account the earlier of: (a) when it next purchases Shares as a result of a Distribution or (b) on or shortly after the first day of each month and in no event more than 30 days after such date except when temporary curtailment or suspension of purchases is necessary to comply with applicable provisions of federal securities laws. Cash contributions received more than fifteen calendar days or less than five calendar days prior to a Payment Date will be returned uninvested. Interest will not be paid on any uninvested cash contributions. Participants making voluntary cash investments will be charged a $.75 service fee for each such investment and will be responsible for their pro rata share of brokerage commissions.

E. Additional Information

Address all notices, correspondence, questions, or other communication regarding the Plan, or if you would like a copy of the Plan, to:

DWS Scudder Investments Service Company
P.O. Box 219066
Kansas City, Missouri 64121-9066
1-800-294-4366

F. Adjustment of Purchase Price

The Fund will increase the price at which Shares may be issued under the Plan to 95% of the fair market value of the shares on the Record Date if the net asset value per Share of the Shares on the Record Date is less than 95% of the fair market value of the Shares on the Record Date.

G. Determination of Purchase Price

The cost of Shares and fractional Shares acquired for each participant's Account in connection with a Purchase shall be determined by the average cost per Share, including brokerage commissions as described in Paragraph H hereof, of the Shares acquired by Computershare in connection with that Purchase. Shareholders will receive a confirmation showing the average cost and number of Shares acquired as soon as practicable after the Transfer Agent has received or Computershare has purchased Shares. The Transfer Agent may mingle the cash in a participant's account with similar funds of other participants of the Fund for whom Computershare acts as agent under the Plan.

H. Brokerage Charges

There will be no brokerage charges with respect to Shares issued directly by the Fund as a result of Distributions. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to Computershare's open market purchases in connection with the reinvestment of Distributions. Brokerage charges for purchasing small amounts of Shares for individual Accounts through the Plan can be expected to be less than the usual brokerage charges for such transactions, as Computershare will be purchasing Shares for all participants in blocks and prorating the lower commission thus attainable.

I. Service Charges

There is no service charge by the Transfer Agent or Computershare to shareholders who participate in the Plan other than service charges specified in Paragraphs D and M hereof. However, the Fund reserves the right to amend the Plan in the future to include a service charge.

J. Transfer of Shares Held by Agent

The Transfer Agent will maintain the participant's Account, hold the additional Shares acquired through the Plan in safekeeping and furnish the participant with written confirmation of all transactions in the Account. Shares in the Account are transferable upon proper written instructions to the Transfer Agent. Upon request to the Transfer Agent, a certificate for any or all full Shares in a participant's Account will be sent to the participant.

K. Shares Not Held in Shareholder's Name

Beneficial owners of Shares which are held in the name of a broker or nominee will not be automatically included in the Plan and will receive all distributions in cash. Such shareholders should contact the broker or nominee in whose name their Shares are held to determine whether and how they may participate in the Plan.

L. Amendments

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan, including provisions with respect to any Distribution paid, subsequent to notice thereof sent to participants in the Plan at least ninety days before the record date for such Distribution, except when such amendment is necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory authority, in which case such amendment shall be effective as soon as practicable. The amendment shall be deemed to be accepted by each participant unless, prior to the effective date thereof, the Transfer Agent receives notice of the termination of such participant's account under the Plan in accordance with the terms hereof. The Plan may be terminated by the Fund.

M. Withdrawal from Plan

Shareholders may withdraw from the Plan at any time by giving the Transfer Agent a written notice. If the proceeds are $100,000 or less and the proceeds are to be payable to the shareholder of record and mailed to the address of record, a signature guarantee normally will not be required for notices by individual account owners (including joint account owners), otherwise a signature guarantee will be required. In addition, if the certificate is to be sent to anyone other than the registered owner(s) at the address of record, a signature guarantee will be required on the notice. A notice of withdrawal will be effective for the next Distribution following receipt of the notice by the Transfer Agent provided the notice is received by the Transfer Agent at least ten days prior to the Record Date for the Distribution. When a participant withdraws from the Plan, or when the Plan is terminated in accordance with Paragraph L hereof, the participant will receive a certificate for full Shares in the Account, plus a check for any fractional Shares based on market price; or if a Participant so desires, the Transfer Agent will notify Computershare to sell his Shares in the Plan and send the proceeds to the participant, less brokerage commissions and a $2.50 service fee.

N. Tax Implications

Shareholders will receive tax information annually for personal records and to assist in preparation of their Federal income tax returns. If Shares are purchased at a discount, the amount of the discount is considered taxable income and is added to the cost basis of the purchased shares.

* Effective October 15, 2007, the stock transfer business of UMB Bank, N.A. had been acquired by Computershare Limited. Consequently, Computershare Limited's affiliate, Computershare Inc. became Plan Agent under the Plan Agency Agreement between the Fund and UMB Bank, N.A.

Investment Management Agreement Approval

The Board of Trustees, including the Independent Trustees, approved the renewal of your Fund's investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor") in September 2007. As part of its review process, the Board requested and evaluated all information it deemed reasonably necessary to evaluate the Agreement. Over the course of several months, the Contract Review Committee, in coordination with the Fixed-Income Oversight Committee and the Operations Committee of the Board, reviewed comprehensive materials received from the Advisor, independent third parties and independent counsel. These materials included an analysis of the Fund's performance, fees and expenses, and profitability compiled by an independent fee consultant. The Board also received extensive information throughout the year regarding performance and operating results of the Fund. Based on their evaluation of the information provided, the Committees presented their findings and recommendations to the Independent Trustees as a group. The Independent Trustees then reviewed the Committees' findings and recommendations and presented their recommendations to the full Board. Throughout their consideration of the Agreement, the Independent Trustees were advised by their independent legal counsel and by an independent fee consultant.

In connection with the contract review process, the various Committees and the Board considered the factors discussed below, among others. The Board also considered that the Advisor and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders invested in the Fund, or approved the investment management agreement for the Fund, knowing that the Advisor managed the Fund and knowing the investment management fee schedule. The Board considered Deutsche Bank's commitment that it will devote to the Advisor and its affiliates all attention and resources that are necessary to provide the Fund with top-quality investment management and shareholder, administrative and product distribution services.

Nature, Quality and Extent of Services. The Board considered the nature, extent and quality of services provided under the Agreement, including portfolio management services and administrative services. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of the Advisor to attract and retain high-quality personnel, and the organizational depth and stability of the Advisor. The Board reviewed the Fund's performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market indices and a peer universe compiled by Lipper Inc. ("Lipper"). The Board considered whether investment results were consistent with the Fund's investment objective and policies. The Board also noted that it has put a process into place of identifying "Focus Funds" (e.g., funds performing poorly relative to their benchmark or a peer group compiled by Lipper), and receives more frequent reporting and information from the Advisor regarding such funds, along with the Advisor's remedial plans to address underperformance. The Board believes this process is an effective manner of addressing poorly performing funds at this time.

On the basis of this evaluation and the ongoing review of investment results by the Fixed-Income Oversight Committee, the Board concluded that the nature, quality and extent of services provided by the Advisor historically have been and continue to be satisfactory, and that the Fund's performance over time was satisfactory.

Fees and Expenses. The Board considered the Fund's management fee rate, operating expenses and total expense ratio, and compared management fees to a peer group and total expenses to a broader peer universe based on information and data supplied by Lipper and supplemented by the independent fee consultant. The information provided to the Board showed that the Fund's management fee rate was at the 80th percentile of the peer group, and that the total expense ratio was at the 77th percentile of the peer universe. The Board considered that the Fund's management fee is charged only with respect to net assets, while other funds in the peer group pay management fees based upon managed assets. Based upon questions from the Independent Trustees, the Advisor produced additional comparative information on the Fund's expense ratio excluding interest expenses on the Fund's borrowings. Based upon that data, the Board observed that the Fund's expense ratio excluding interest expenses was at the 22nd percentile of the peer universe. The Board also considered the Fund's management fee rate as compared to fees charged by the Advisor and certain of its affiliates for comparable funds and considered differences in fund and fee structures among the DWS Funds.

The Board noted that, although the Fund's management fee rate was above the median of the peer group, such rate was applied to net assets while many funds in the peer group apply the contractual rate to managed assets (including any leverage). On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by the Advisor.

Profitability. The Board reviewed detailed information regarding revenues received by the Advisor under the Agreement. The Board considered the estimated costs and pre-tax profits realized by the Advisor from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of the DWS Scudder organization with respect to all fund services in totality and by fund. The Board reviewed DIMA's methodology in allocating its costs to the management of the Fund. Although the Board noted the inherently subjective nature of any allocation methodology, the Board received an attestation report from an accounting firm affirming that the allocation methods were consistently applied and were based upon practices commonly used in the investment management industry. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board considered whether the management fee rate under the Agreement is reasonable in relation to the asset size of the Fund. The Board concluded that the management fee rate reflects an appropriate level of sharing of any economies of scale.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DIMA and its affiliates, including any fees received by the Advisor for administrative services provided to the Fund. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DIMA related to DWS Funds advertising and cross-selling opportunities among DeAM products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Based on all of the information considered and the conclusions reached, the Board (including a majority of the Independent Trustees) determined that the terms of the Agreement continue to be fair and reasonable and that the continuation of the Agreement is in the best interests of the Fund. No single factor was determinative in the Board's analysis.

Trustees and Officers

The following table presents certain information regarding the Board Members and Officers of the fund as of November 30, 2007. Each individual's year of birth is set forth in parentheses after his or her name. Unless otherwise noted; (i) each individual has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each individual is c/o Deutsche Asset Management, 222 South Riverside Plaza, Chicago, Illinois 60606. Each Board Member's term of office extends until the next shareholders' meeting called for the purpose of electing such Board Members and until the election and qualification of a successor, or until such Board Member sooner dies, retires, resigns or is removed as provided in the governing documents of the fund.

Independent Board Members
Name, Year of Birth, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Paul K. Freeman (1950) Chairperson since 2007, and Board Member, 2002-present	Consultant, World Bank/Inter-American Development Bank; formerly, Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998)	58
John W. Ballantine (1946) Board Member, 1999-present	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: Healthways, Inc. (provider of disease and care management services); Portland General Electric (utility company); Stockwell Capital Investments PLC (private equity). Former Directorships: First Oak Brook Bancshares, Inc. and Oak Brook Bank	58
Donald L. Dunaway (1937) Board Member, 1980-present	Retired; formerly, Executive Vice President, A.O. Smith Corporation (diversified manufacturer) (1963-1994)	58
James R. Edgar (1946) Board Member, 1999-present	Distinguished Fellow, University of Illinois, Institute of Government and Public Affairs (1999-present); formerly, Governor, State of Illinois (1991-1999). Directorships: John B. Sanfilippo & Son, Inc. (processor/packager/marketer of nuts, snacks and candy products); Horizon Group Properties, Inc.; Youbet.com (online wagering platform); Alberto-Culver Company (manufactures, distributes and markets health and beauty care products)	58
Robert B. Hoffman (1936) Board Member, 1981-present	Retired; formerly, Chairman, Harnischfeger Industries, Inc. (machinery for the mining and paper industries) (1999-2001); prior thereto, Vice Chairman and Chief Financial Officer, Monsanto Company (agricultural, pharmaceutical and nutritional/food products) (1994-1999). Directorships: RCP Advisors, LLC (a private equity investment advisory firm)	58
William McClayton (1944) Board Member, 2004-present	Chief Administrative Officer, Diamond Management & Technology Consultants, Inc. (global management consulting firm) (2001-present); formerly, Senior Partner, Arthur Andersen LLP (accounting) (1966-2001). Directorship: Board of Managers, YMCA of Metropolitan Chicago. Formerly, Trustee, Ravinia Festival.	58
Shirley D. Peterson (1941) Board Member, 1995-present	Retired; formerly, President, Hood College (1995-2000); prior thereto, Partner, Steptoe & Johnson (law firm); Commissioner, Internal Revenue Service; Assistant Attorney General (Tax), US Department of Justice. Directorships: Federal Mogul Corp. (supplier of automotive components and subsystems); AK Steel (steel production); Goodyear Tire & Rubber Co. (April 2004-present); Champion Enterprises, Inc. (manufactured home building); Wolverine World Wide, Inc. (designer, manufacturer and marketer of footwear) (April 2005-present); Trustee, Bryn Mawr College. Former Directorship: Bethlehem Steel Corp.
		58
Robert H. Wadsworth (1940) Board Member, 2004-present	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present). Formerly, Trustee of New York Board DWS Funds.	61
Interested Board Member
Name, Year of Birth, Position with the Fund and Length of Time Served	Business Experience and Directorships During the Past Five Years	Number of Funds in Fund Complex Overseen
Axel Schwarzer[6] (1958) Board Member since 2007	Managing Director3, Deutsche Asset Management; Head of Deutsche Asset Management Americas; CEO of DWS Scudder; formerly, board member of DWS Investments, Germany (1999-2005); formerly, Head of Sales and Product Management for the Retail and Private Banking Division of Deutsche Bank in Germany (1997-1999); formerly, various strategic and operational positions for Deutsche Bank Germany Retail and Private Banking Division in the field of investment funds, tax driven instruments and asset management for corporates (1989-1996)	82
Officers[2]
Name, Year of Birth, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held
Michael G. Clark[4] (1965) President, 2006-present	Managing Director[3], Deutsche Asset Management (2006-present); President of DWS family of funds; Director, ICI Mutual Insurance Company (since October 2007); formerly, Director of Fund Board Relations (2004-2006) and Director of Product Development (2000-2004), Merrill Lynch Investment Managers; Senior Vice President Operations, Merrill Lynch Asset Management (1999-2000)

Philip J. Collora (1945) Vice President and Assistant Secretary, 1986-present	Director[3], Deutsche Asset Management
Paul H. Schubert[4] (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present	Managing Director[3], Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

John Millette[5] (1962) Secretary, 2001-present	Director[3], Deutsche Asset Management
Patricia DeFilippis[4] (1963) Assistant Secretary, 2005-present	Vice President, Deutsche Asset Management (since June 2005); formerly, Counsel, New York Life Investment Management LLC (2003-2005); legal associate, Lord, Abbett & Co. LLC (1998-2003)
Elisa D. Metzger4,(1962) Assistant Secretary 2005-present	Director[3], Deutsche Asset Management (since September 2005); formerly, Counsel, Morrison and Foerster LLP (1999-2005)
Caroline Pearson[5] (1962) Assistant Secretary, 1998-present	Managing Director[3], Deutsche Asset Management
Paul Antosca[5] (1957) Assistant Treasurer, 2007-present	Director[3], Deutsche Asset Management (since 2006); Vice President, The Manufacturers Life Insurance Company (U.S.A.) (1990-2006)
Kathleen Sullivan D'Eramo[5] (1957) Assistant Treasurer, 2003-present	Director[3], Deutsche Asset Management
Jason Vazquez[4] (1972) Anti-Money Laundering Compliance Officer, 2007-present	Vice President, Deutsche Asset Management (since 2006); formerly, AML Operations Manager for Bear Stearns (2004-2006), Supervising Compliance Principal and Operations Manager for AXA Financial (1999-2004)

Robert Kloby[4] (1962) Chief Compliance Officer, 2006-present	Managing Director[3], Deutsche Asset Management (2004-present); formerly, Chief Compliance Officer/Chief Risk Officer, Robeco USA (2000-2004); Vice President, The Prudential Insurance Company of America (1988-2000); E.F. Hutton and Company (1984-1988)

1 Length of time served represents the date that each Board Member was first elected to the common board of Board Members which oversees a number of investment companies, including the fund, managed by the Advisor. For the Officers of the fund, the length of time served represents the date that each officer was first elected to serve as an officer of any fund overseen by the aforementioned common board of Board Members.
2 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.
3 Executive title, not a board directorship.
4 Address: 345 Park Avenue, New York, New York 10154.
5 Address: Two International Place, Boston, Massachusetts 02110.
6 The mailing address of Axel Schwarzer is c/o Deutsche Investment Management Americas Inc., 345 Park Avenue, New York, New York 10154. Mr. Schwarzer is an interested Board Member by virtue of his positions with Deutsche Asset Management.

Additional Information

Automated Information Line	DWS Scudder Closed-End Fund Info Line (800) 349-4281
Web Sites

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Written Correspondence	Deutsche Investment Management Americas Inc. 222 South Riverside Plaza Chicago, IL 60606
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Legal Counsel	Vedder Price P.C. 222 North LaSalle Street Chicago, IL 60601
Dividend Reinvestment Plan Agent	Computershare Inc.* P.O. Box 43078 Providence, RI 02940-3078
Shareholder Service Agent and Transfer Agent	DWS Scudder Investments Service Company P.O. Box 219066 Kansas City, MO 64121-9066 (800) 294-4366
Custodian	State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110
Independent Registered Public Accounting Firm	Ernst & Young LLP 200 Clarendon Street Boston, MA 02116
NYSE Symbol	KMM
CUSIP Number	23338L 108
* Effective October 15, 2007, Computershare Inc. replaced UMB Bank, N.A.

Notes

Notes

Notes

ITEM 2.	CODE OF ETHICS

As of the end of the period, November 30, 2007, DWS Multi-Market Income Trust has a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The Fund’s Board of Directors/Trustees has determined that the Fund has at least one “audit committee financial expert” serving on its audit committee: Mr. William McClayton, Mr. Donald Dunaway and Mr. Robert Hoffman. Each of these audit committee members is “independent,” meaning that he is not an “interested person” of the Fund (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940) and he does not accept any consulting, advisory, or other compensatory fee from the Fund (except in the capacity as a Board or committee member).

An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as a result of being designated as an “audit committee financial expert.” Further, the designation of a person as an “audit committee financial expert” does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the “audit committee financial expert” designation. Similarly, the designation of a person as an “audit committee financial expert” does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS MULTI-MARKET INCOME TRUST

FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that Ernst & Young, LLP (“E&Y”), the Fund’s Independent Registered Public Accountant, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that E&Y provided to the Fund.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

Services that the Fund’s Independent Registered Public Accountant Billed to the Fund

Fiscal Year Ended November 30	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2007	$49,344	$0	$6,729	$0
2006	$46,574	$0	$6,351	$0

The above "Tax Fees" were billed for professional services rendered for tax return preparation.

Services that the Fund’s Independent Registered Public Accountant Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by E&Y to Deutsche Investment Management Americas, Inc. (“DeIM” or the “Adviser”), and any entity controlling, controlled by or under common control with DeIM (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended November 30	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2007	$250,000	$486,614	$0
2006	$80,000	$316,254	$0

The “Audit-Related Fees” were billed for services in connection with agreed upon procedures related to fund mergers and the above “Tax Fees” were billed in connection with tax compliance services and agreed upon procedures.

Non-Audit Services

The following table shows the amount of fees that E&Y billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that E&Y provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from E&Y about any non-audit services that E&Y rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating E&Y’s independence.

Fiscal Year Ended November 30	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2007	$6,729	$486,614	$1,215,526	$1,708,869
2006	$6,351	$316,254	$948,620	$1,271,225

All other engagement fees were billed for services in connection with internal control reviews, agreed upon procedures and tax compliance for DeIM and other related entities that provide support for the operations of the fund.

***

In connection with the audit of the 2006 and 2007 financial statements, the Fund entered into an engagement letter with E&Y. The terms of the engagement letter required by E&Y, and agreed to by the Audit Committee, include provisions in which the parties consent to the sole jurisdiction of federal courts in New York, Boston or the Northern District of Illinois, as well as a waiver of right to a trial by jury and an exclusion of punitive damages.

***

E&Y recently advised the Fund’s Audit Committee that certain arrangements between the Ernst & Young member firm in Germany (“E&Y Germany”) and Deutsche Bank AG (“DB”) had been determined to be inconsistent with the SEC auditor independence rules. DB is within the “Investment Company Complex” (as defined by SEC rules) and therefore covered by the SEC auditor independence rules applicable to the Fund. In 2006 and 2007, DB provided standard overdraft protection on a depository account and a guarantee of certain lease deposits to E&Y Germany. E&Y advised the Audit Committee that while neither of these arrangements was ever utilized by E&Y Germany, they could constitute lending type arrangements in violation of Rule 2-01 of Regulation S-X. (Rule 2-01(c)(1)(ii)(A) provides that an accountant is not independent when an accounting firm has a loan to or from an audit client.) E&Y advised the Audit Committee that E&Y believes its independence has not been impacted as it relates to the audits of the Fund. In reaching this conclusion, E&Y noted a number of factors, including that neither of the arrangements was ever utilized and, accordingly, E&Y Germany never had amounts outstanding to DB, these arrangements were immaterial to E&Y Germany and DB and the E&Y professionals responsible for the Fund’s audits were not aware of these arrangements. E&Y informed the Audit Committee that E&Y Germany has cancelled the overdraft arrangements and has terminated the guarantee on the lease deposits.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The registrant's audit committee consists of William McClayton (Chairman), Robert B. Hoffman, and Donald L. Dunaway.

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Proxy Voting Guidelines. The Fund has delegated proxy voting responsibilities to its investment advisor, subject to the Board’s general oversight. The Fund has delegated proxy voting to the advisor with the direction that proxies should be voted consistent with the Fund’s best economic interests. The advisor has adopted its own Proxy Voting Policies and Procedures (“Policies”), a Proxy Voting Desktop Manual (“Manual”), and Proxy Voting Guidelines (“Guidelines”) for this purpose. The Policies address, among other things, conflicts of interest that may arise between the interests of the Fund, and the interests of the advisor and its affiliates. The Manual sets forth the procedures that the advisor has implemented to vote proxies, including monitoring for corporate events, communicating with the fund’s custodian regarding proxies, considering the merits f each proposal, and executing and recording the proxy vote. The Guidelines set forth the advisor’s general position on various proposals, such as:

•             Shareholder Rights — The advisor generally votes against proposals that restrict shareholder rights.

•             Corporate Governance — The advisor generally votes for confidential and cumulative voting and against supermajority voting requirements for charter and bylaw amendments. The advisor generally votes for proposals to restrict a chief executive officer from serving on more than three outside board of directors. The advisor generally votes against proposals that require a company to appoint a chairman who is an independent director.

•             Anti-Takeover Matters — The advisor generally votes for proposals that require shareholder ratification of poison pills or that request boards to redeem poison pills, and votes “against” the adoption of poison pills if they are submitted for shareholder ratification. The advisor generally votes for fair price proposals.

•             Routine Matters — The advisor generally votes for the ratification of auditors, procedural matters related to the annual meeting, and changes in company name, and against bundled proposals and adjournment.

The general provisions described above do not apply to investment companies. The advisor generally votes proxies solicited by investment companies in accordance with the recommendations of an independent third-party, except for proxies solicited by or with respect to investment companies for which the advisor or an affiliate serves as investment advisor or principal underwriter (“affiliated investment companies”). The advisor votes affiliated investment company proxies in the same proportion as the vote of the investment company’s other shareholders (sometimes called “mirror” or “echo” voting). Master fund proxies solicited from feeder funds are voted in accordance with applicable requirements of the Investment Company Act of 1940.

Although the Guidelines set forth the advisor’s general voting positions on various proposals, the advisor may, consistent with the Fund’s best interests, determine under some circumstances to vote contrary to those positions.

The Guidelines on a particular issue may or may not reflect the view of individual members of the board, or of a majority of the board. In addition, the Guidelines may reflect a voting position that differs from the actual practices of the public companies within the Deutsche Bank organization or of the investment companies for which the advisor or an affiliate serves as investment advisor or sponsor.

The advisor may consider the views of a portfolio company’s management in deciding how to vote a proxy or in establishing general voting positions for the Guidelines, but management’s views are not determinative.

As mentioned above, the Policies describe the way in which the advisor resolves conflicts of interest. To resolve conflicts, the advisor, under normal circumstances, votes proxies in accordance with its Guidelines. If the advisor departs from the Guidelines with respect to a particular proxy or if the Guidelines do not specifically address a certain proxy proposal, a committee established by the advisor will vote the proxy. Before voting any such proxy, however, the committee will exclude from the voting discussions and determinations any member who is involved in or aware of a material conflict of interest. If, after excluding any and all such members, there are fewer than three voting members remaining, the advisor will engage an independent third party to vote the proxy or follow the proxy voting recommendations of an independent third party.

Under certain circumstances, the advisor may not be able to vote proxies or the advisor may find that the expected economic costs from voting outweigh the benefits associated with voting. For example, the advisor may not vote proxies on certain foreign securities due to local restrictions or customs. The advisor generally does not vote proxies on securities subject to share blocking restrictions.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Portfolio Manager Team Disclosure

The Fund is managed by a team of investment professionals who collaborate to develop and implement the fund’s investment strategy. The portfolio manager on the team has authority over all aspects of the fund’s investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment, and the management of daily cash flows in accordance with portfolio holdings.

The following individual handles the day-to-day management of the fund.

Gary Sullivan, CFA, Managing Director of Deutsche Asset Management and Portfolio Manager of the fund.

•	Joined Deutsche Asset Management in 1996 and the fund in 2006. Served as the head of the High Yield group in Europe and as an Emerging Markets portfolio manager.
•	Prior to that, four years at Citicorp as a research analyst and structurer of collateralized mortgage obligations. Prior to Citicorp, served as an officer in the US Army from 1988 to 1991.
•	BS, United States Military Academy (West Point); MBA, New York University, Stern School of Business.

Compensation of Portfolio Managers

Portfolio managers are eligible for total compensation comprised of base salary and discretionary incentive compensation.

Base Salary – Base salary generally represents a smaller percentage of portfolio managers’ total compensation than discretionary incentive compensation. Base salary is linked to job function, responsibilities and financial services industry peer comparison through the use of extensive market data surveys.

Discretionary Incentive Compensation – Generally,discretionary incentive compensation comprises a greater proportion of total compensation as a portfolio manager’s seniority and compensation levels increase. Discretionary incentive compensation is determined based on an analysis of a number of factors, including among other things, the performance of Deutsche Bank, the performance of the Asset Management division, and the employee’s individual contribution. In evaluating individual contribution, management will consider a combination of quantitative and qualitative factors. A portion of the portfolio manager’s discretionary incentive compensation may be delivered in long-term equity programs (usually in the form or Deutsche Bank equity) (the “Equity Plan”). Top performing portfolio managers may earn discretionary incentive compensation that is a multiple of their base salary.

•

The quantitative analysis of a portfolio manager’s individual performance is based on, among other factors, performance of all of the accounts managed by the portfolio manager (which includes the fund and any other accounts managed by the portfolio manager) over a one-, three-, and five-year period relative to the appropriate Morningstar and Lipper peer group universes and/or benchmark index(es) with respect to each account. Additionally, the portfolio manager’s retail/institutional asset mix is weighted, as appropriate for evaluation purposes. Generally the benchmark index used is a benchmark index set forth in the fund's prospectus to which the fund's performance is compared. Additional or different appropriate peer group or benchmark indices may also be used. Primary weight is given to pre-tax portfolio performance over three-year and five-year time periods (adjusted as appropriate if the portfolio manager has served for less than five years) with lesser consideration given to portfolio performance over a one-year period. The increase or decrease in a fund’s assets due to the purchase or sale of fund shares is not considered a material factor.

•

The qualitative analysis of a portfolio manager’s individual performance is based on, among other things, the results of an annual management and internal peer review process, and management's assessment of overall portfolio manager contributions to investor relations, the investment process and overall performance (distinct from fund and other account performance). Other factors, including contributions made to the investment team, as well as adherence to Compliance Policies and Procedures, Risk Management procedures, the firm’s Code of Ethics and “living the values” of the Advisor are also factors.

The quantitative analysis of a portfolio manager’s performance is given more weight in determining discretionary incentive compensation that the qualitative portion.

Certain portfolio managers may also participate in the Equity Plan. The amount of equity awarded under the long-term equity programs is generally based on the individual’s total compensation package and may comprise from 0% to 30% of the total compensation award. As discretionary incentive compensation increases, the percentage of compensation awarded in Deutsche Bank equity also increases. Portfolio managers may receive a portion of their equity compensation in the form of shares in the proprietary mutual funds that they manage or support.

Fund Ownership of Portfolio Managers

The following table shows the dollar range of shares owned beneficially and of record by each member of the Fund’s portfolio management team in the Fund as well as in all DWS Funds as a group (i.e. those funds advised by Deutsche Asset Management or its affiliates), including investments by their immediate family members sharing the same household and amounts invested through retirement and deferred compensation plans. This information is provided as of the Fund’s most recent fiscal year end.

Name of Portfolio Manager	Dollar Range of Fund Shares Owned	Dollar Range of All DWS Fund Shares Owned
Gary Sullivan	-	$50,001 - $100,000

Conflicts of Interest

In addition to managing the assets of the Fund, the Fund’s portfolio managers may have responsibility for managing other client accounts of the Advisor or its affiliates. The tables below show, for each portfolio manager, the number and asset size of (1) SEC registered investment companies (or series thereof) other than the Fund, (2) pooled investment vehicles that are not registered investment companies and (3) other accounts (e.g., accounts managed for individuals or organizations) managed by each portfolio manager. Total assets attributed to each portfolio manager in the tables below include total assets of each account managed by them, although the manager may only manage a portion of such account’s assets. The tables also show the number of performance based fee accounts, as well as the total assets of the accounts for which the advisory fee is based on the performance of the account. This information is provided as of the Fund’s most recent fiscal year end.

Other SEC Registered Investment Companies Managed:

Name of Portfolio Manager	Number of Registered Investment Companies	Total Assets of Registered Investment Companies	Number of Investment Company Accounts with Performance Based Fee	Total Assets of Performance- Based Fee Accounts
Gary Sullivan	10	$6,997,359,452	None	-

Other Pooled Investment Vehicles Managed:

Name of Portfolio Manager	Number of Pooled Investment Vehicles	Total Assets of Pooled Investment Vehicles	Number of Pooled Investment Vehicle Accounts with Performance-Based Fee	Total Assets of Performance- Based Fee Accounts
Gary Sullivan	None	-	None	-

Other Accounts Managed:

Name of Portfolio Manager	Number of Other Accounts	Total Assets of Other Accounts	Number of Other Accounts with Performance- Based Fee	Total Assets of Performance- Based Fee Accounts
Gary Sullivan	None	-	None	-

In addition to the accounts above, an investment professional may manage accounts in a personal capacity that may include holdings that are similar to, or the same as, those of the Funds. The Advisor has in place a Code of Ethics that is designed to address conflicts of interest and that, among other things, imposes restrictions on the ability of portfolio managers and other “access persons” to invest in securities that may be recommended or traded in the Funds and other client accounts.

Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund or account, including the following:

•

Certain investments may be appropriate for the Fund and also for other clients advised by the Advisor, including other client accounts managed by the Fund’s portfolio management team. Investment decisions for the Fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. A particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, because clients of the Advisor may have differing investment strategies, a particular security may be bought for one or more clients when one or more other clients are selling the security. The investment results achieved for the Fund may differ from the results achieved for other clients of the Advisor. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Advisor to be most equitable to each client, generally utilizing a pro rata allocation methodology. In some cases, the allocation procedure could potentially have an adverse effect or positive effect on the price or amount of the securities purchased or sold by the Fund. Purchase and sale orders for the Fund may be combined with those of other clients of the Advisor in the interest of achieving the most favorable net results to the Fund and the other clients.

•

To the extent that a portfolio manager has responsibilities for managing multiple client accounts, a portfolio manager will need to divide time and attention among relevant accounts. The Advisor attempts to minimize these conflicts by aligning its portfolio management teams by investment strategy and by employing similar investment models across multiple client accounts.

•

In some cases, an apparent conflict may arise where the Advisor has an incentive, such as a performance-based fee, in managing one account and not with respect to other accounts it manages. The Advisor will not determine allocations based on whether it receives a performance-based fee from the client. Additionally, the Advisor has in place supervisory oversight processes to periodically monitor performance deviations for accounts with like strategies.

•

The Advisor and its affiliates and the investment team of the Funds may manage other mutual funds and separate accounts on a long-short basis. The simultaneous management of long and short portfolios creates potential conflicts of interest including the risk that short sale activity could adversely affect the market value of the long positions(and vice versa), the risk arising from sequential orders in long and short positions, and the risks associated with receiving opposing orders at the same time. The Advisor has adopted procedures that it believes are reasonably designed to mitigate these potential conflicts of interest. Included in these procedures are specific guidelines developed to ensure fair and equitable treatment for all clients whose accounts are managed by each Fund’s portfolio management team. The Advisor and the portfolio management team have established monitoring procedures, a protocol for supervisory reviews, as well as compliance oversight to ensure that potential conflicts of interest relating to this type of activity are properly addressed.

The Advisor is owned by Deutsche Bank AG, a multi-national financial services company. Therefore, the Advisor is affiliated with a variety of entities that provide and/or engage in commercial banking, insurance, brokerage, investment banking, financial advisory, broker-dealer activities (including sales and trading), hedge funds, real estate and private equity investing, in addition to the provision of investment management services to institutional and individual investors. Since Deutsche Bank AG, its affiliates, directors, officers and employees (the “Firm”) are engaged in businesses and have interests other than managing asset management accounts, such other activities involve real, potential or apparent conflicts of interest. These interests and activities include potential advisory, transactional and financial activities and other interests in securities and companies that may be directly or indirectly purchased or sold by the Firm for its clients’ advisory accounts. These are considerations of which advisory clients should be aware and which may cause conflicts that could be to the disadvantage of the Advisor’s advisory clients. The Advisor has instituted business and compliance policies, procedures and disclosures that are designed to identify, monitor and mitigate conflicts of interest and, as appropriate, to report them to the Fund’s Board.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Period	(a) Total Number of Shares Purchased	(b) Average Price Paid per Share	(c) Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number of Shares that May Yet Be Purchased Under the Plans or Programs

December 1 through December 31	n/a	n/a	n/a	n/a
January 1 through January 31	n/a	n/a	n/a	n/a
February 1 through February 28	n/a	n/a	n/a	n/a
March 1 through March 31	n/a	n/a	n/a	n/a
April 1 through April 30	n/a	n/a	n/a	n/a
May 1 through May 31	n/a	n/a	n/a	n/a
June 1 through June 30	n/a	n/a	n/a	n/a
July 1 through July 31	n/a	n/a	n/a	n/a
August 1 through August 31	n/a	n/a	n/a	n/a
September 1 through September 30	n/a	n/a	n/a	n/a
October 1 through October 31	n/a	n/a	n/a	n/a
November 1 through November 30	n/a	n/a	n/a	n/a

Total	n/a	n/a	n/a	n/a

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Procedures and Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to the Fund's Secretary for the attention of the Chairman of the Nominating and Governance Committee, Two International Place, Boston, MA 02110. Suggestions for candidates must include a resume of the candidate.

ITEM 11.	CONTROLS AND PROCEDURES

(a)          The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)          There have been no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last half-year (the registrant’s second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSR Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Multi-Market Income Trust

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	February 1, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS Multi-Market Income Trust

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	February 1, 2008

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:	February 1, 2008